[graphic omitted]


SEMI-ANNUAL REPORT
September 30, 2001


     GALAXY FUND II


     Galaxy Funds


Galaxy II Large Company Index Fund

Galaxy II Small Company Index Fund

Galaxy II Utility Index Fund

Galaxy II U.S. Treasury Index Fund

Galaxy II Municipal Bond Fund




[graphic omitted]
Galaxy
Funds

CHAIRMAN'S MESSAGE


Dear Shareholder:

      Enclosed is the Galaxy Fund II semi-annual report for the six months ended September 30, 2001. The report includes a Market Overview that discusses the economic and market conditions that may have affected your investments during this time. Following the Market Overview are individual reviews for each of the Funds. At the end of the report, you'll find financial statements and a list of portfolio holdings for each of the Funds.

      During the six month reporting period, new political uncertainties added to investor concerns about a possible recession. Within two weeks of the September 11, 2001 terrorist attacks, the Standard & Poor's(R) 500 Composite Stock Price Index (the "S&P(R) 500 Index") lost 13% of its value. By mid-October, however, the Index fully recouped that loss. Stocks have behaved in a similar fashion during other times of political turmoil, such as the assassination of President Kennedy, the Korean War, and the Arab oil embargo of the 1970s.

      When you add in market downturns that resulted from economic weakness, the story remains much the same. For the 13 market corrections of 10% or more since the Great Depression, the average recovery period was just 10 months. In every case, stocks then moved to new highs.

      Given the economic and political uncertainties that remain, stocks and bonds may be more volatile in months to come. However, we believe there are many economic stimuli in place or on the horizon, which are addressed in the Market Overview that follows, that could lead to significantly stronger growth in 2002 or 2003. If history is a guide, the sustained advance in stock prices that should result from such growth may start before it is fully clear that a recovery is underway. If you're investing for longer term goals, it probably makes sense, therefore, to stick with your long-range portfolio strategy.

      Now, more than ever, of course, portfolio diversification is essential -- both by asset class and by sectors within those classes. Because it's usually difficult to identify the precise timing of a recovery, you may also find it helpful to use the time-tested strategy of dollar cost averaging for your investments. Investing the same amount of money in a mutual fund at regular intervals can help you buy more shares when prices are low and fewer shares when prices are high. This may significantly enhance your total returns over time.

      Dollar Cost Averaging does not assure a profit or protect you against a loss in declining markets. Also, because such plans involve making continuous investments regardless of fluctuating share prices, you should consider your financial ability to continue making purchases through periods of low prices.

      If you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

/S/SIGNATURE

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


[sidebar]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDICINSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED

MARKET OVERVIEW


BY FLEET INVESTMENT ADVISORS INC.
      As economic fallout from the terrorist attacks of September 11, 2001 heightened fears of a recession, stock prices plummeted in the final weeks of the six month reporting period. This decline, combined with a general economic weakness in the third quarter of 2001, more than offset gains that stocks enjoyed in the second quarter. Although investors were cheered in the first months of the reporting period as substantial cuts in short-term interest rates promised stronger growth, concerns about reduced spending by consumers overshadowed the additional rate cuts that followed. On worries that increased growth might boost inflation, prices for bonds then rose in the third quarter to end the reporting period generally higher than when the period began.
      For the six months ended September 30, 2001, the S&P(R) 500 Index, a benchmark for larger company stocks, had a total return of -9.68%. Over the same time, the Standard & Poor's(R) SmallCap 600 Stock Price Index (the "S&P(R) SmallCap 600 Index"), a benchmark for small company stocks, had a total return of -5.53%, and the Standard & Poor's(R) Utilities Composite Index (the "S&P(R) Utilities Index"), a benchmark of utility stocks included in the S&P 500(R) Index, had a total return of -22.60%. During the six month reporting period, the U.S. Treasury component of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon Smith Barney U.S. Treasury Index") returned 5.07% and the Lehman Brothers Quality Intermediate Municipal Bond Index, a benchmark for municipal bonds, returned 3.54%.

NEAR-TERM ECONOMIC CONCERNS DEEPEN
      At the start of the reporting period, on April 1, 2001, the yield for 30-year Treasury bonds was 5.80% and the economy was still growing, but slowly. During the second quarter of 2001, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, rose at an annualized rate of 0.30%. That followed modest rates of 1.00% and 1.20%, respectively, in the fourth quarter of 2000 and the first quarter of 2001.
      After a 150 basis point (1.50%) cut in short-term interest rates to stimulate growth during the first quarter, the Federal Reserve Board (the "Fed") cut rates another 125 basis points in the second quarter. As investors saw that the Fed was committed to trying to prevent a recession, stock prices rose from April through the middle of May. Cuts in energy costs and federal income taxes provided further fuel for the rally. Stock prices then began to decline, as pre-announcements of second quarter earnings proved disappointing. While the cuts in short-term rates drove yields for money market instruments and other short-maturity issues lower during the second quarter, the yields for longer term bonds remained largely unchanged on concerns that a stronger economy might boost inflation.
      Weakness in actual earnings reports for the second quarter drove stock prices lower in July and August. Although the Fed cut short-term rates another 25 basis points in August, rising unemployment and deteriorating consumer confidence signaled a prolonged period of sluggish growth and a possible recession. Technology stocks, which led the market's advance in April and May, fell sharply on continued earnings disappointments. At the same time, lower interest rates and the prospect of further economic slowdown, caused a rally for both short- and long-term bonds.
      For three trading days following the September 11, 2001 terrorist attacks, the U.S. stock markets were closed. Prior to the resumption of trading on September 17, 2001, the Fed cut interest rates another 50 basis points to boost investor confidence. After declining sharply during that week, stock prices improved in the weeks that followed as investors anticipated further rate cuts. Bond prices rallied in this environment as lower interest rates, the prospect of slower growth, and a flight to quality prevailed over concerns that increased federal spending would boost Treasury supplies.

LONG-TERM OUTLOOK STILL POSITIVE
      Historically, investors have shrugged off even major political crises relatively quickly. While there may be further near-term damage to the economy, corporate profits, and stock valuations, several catalysts for an economic recovery and stock rebound are in place.



[SIDEBAR]
" ALTHOUGH THE FED CUT SHORT-TERM RATES ANOTHER 25 BASIS POINTS IN AUGUST,
  RISING UNEMPLOYMENT AND DETERIORATING CONSUMER CONFIDENCE SIGNALED A PROLONGED PERIOD OF SLUGGISH GROWTH AND A POSSIBLE RECESSION."

[SIDEBAR]
" IN ADDITION TO RECENT CUTS IN TAXES, ENERGY PRICES, AND INTEREST RATES, THE
  FEDERAL GOVERNMENT MAY PROVIDE FURTHER ECONOMIC STIMULATION THROUGH INCREASED SPENDING AND ADDITIONAL TAX CUTS."



      In addition to recent cuts in taxes, energy prices, and interest rates, the federal government may provide further economic stimulation through increased spending and additional tax cuts. At the same time, the Fed remains willing to continue cutting interest rates. Over the next 12 to 24 months, we expect such measures to produce a healthy recovery in economic growth and corporate earnings.
      As is often the case, stock prices could rally in advance of the economy's rebound. Although bond yields may decline further with additional rate cuts or signs of a recession, we expect yields to bottom in the months ahead.



AVERAGE ANNUAL TOTAL RETURNS

                                                                                10 YEARS/
AS OF SEPTEMBER 30, 2001              6 MONTHS*     1 YEAR        5 YEARS    LIFE OF FUND**
------------------------------------------------------------------------------------------------
Large Company Index Fund
(INCEPTION DATE 10/1/90)                (9.86)%      (26.81)%       9.88%         12.29%
------------------------------------------------------------------------------------------------
Small Company Index Fund
(INCEPTION DATE 10/1/90)                (5.87)%      (11.62)%       7.05%         10.90%
------------------------------------------------------------------------------------------------
Utility Index Fund
(INCEPTION DATE 1/5/93)                (23.54)%      (25.56)%      10.56%          9.56%
------------------------------------------------------------------------------------------------
U.S. Treasury Index Fund
(INCEPTION DATE 6/4/91)                  4.96%        12.55%        7.76%          7.36%
------------------------------------------------------------------------------------------------
Municipal Bond Fund
(INCEPTION DATE 4/15/93)                 3.34%         9.43%        5.60%          5.39%
------------------------------------------------------------------------------------------------

*  UNANNUALIZED TOTAL RETURNS.
** RETURN FIGURES SHOWN ARE AVERAGE TOTAL RETURNS FOR THE 10 YEARS ENDED
   SEPTEMBER 30, 2001 FOR THE LARGE COMPANY INDEX FUND, SMALL COMPANY INDEX FUND AND U.S. TREASURY INDEX FUND AND FOR THE PERIOD FROM INCEPTION THROUGH SEPTEMBER 30, 2001 FOR EACH OTHER FUND.



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PORTFOLIO REVIEWS


GALAXY II
LARGE COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Large Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of large capitalization stocks as represented by the S&P(R) 500 Index. By investing in publicly tradeD U.S. stocks according to their representation in the S&P(R) 500 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
      For the six months ended September 30, 2001, the S&P(R) 500 Index had a total return of -9.68%, and the Galaxy II Large Company Index Fund had a total return of -9.86% (after the deduction of operating expenses). The Fund's six month performance represents a correlation coefficient of 99.9996%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

ECONOMIC UNCERTAINTY DAMPENS RETURNS
      Large capitalization stocks offer greater liquidity and, often, market dominance that investors prize during periods of competitive pricing and slower demand. Many of these stocks are global competitors sensitive to foreign investment, currency swings, and economic developments overseas. Generally, these and other characteristics earn large-cap stocks higher valuations. During periods of rising confidence and earnings acceleration, however, they may lose leadership to companies with smaller capitalizations as investors seek higher returns in the broader market.
      The large-cap sector performed well at the start of the reporting period, benefiting from the stimulative effect of cuts in interest rates, energy prices, and taxes. Like the rest of the market, large-cap stocks then weakened toward the end of the second quarter of 2001, as pre-announcements of corporate earnings proved disappointing.
      Large-cap performance remained weak for most of the third quarter, in response to deteriorating earnings reports and concerns that rising unemployment would reduce consumer spending and help propel the economy into a recession. Many investors also felt that the Fed had not cut interest rates enough to offset the sharp cutbacks in business spending on technology. Following the market's steep decline in the wake of the September 11, 2001 terrorist attacks, prices for large-cap stocks bounced back on further interest rate cuts and the promise of a federal stimulus package.

STAGE SET FOR FURTHER MARKET ADVANCE
      Although investor confidence has been shaken in the near term, stock prices should continue to recover in anticipation of accelerating economic activity next year. In addition to recent tax cuts, a sharp reduction in interest rates, declining energy prices, and increased government spending, the economy may also get a boost from a surge in mortgage refinancing that should increase consumer spending.


[PHOTO OMITTED]
G. JAY EVANS BECAME MANAGER OF THE GALAXY II LARGE COM-PANY INDEX FUND, THE GALAXY II SMALL COMPANY INDEX FUND AND THE GALAXY II UTILITY INDEX FUND IN JULY 1998. HE HAD PREVIOUSLY MANAGED THESE FUNDS UNTIL MARCH OF 1996.


[graphic omitted]

GALAXY II LARGE COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2001


U.S. GOVERNMENT OBLIGATION, REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES 2%

BASIC MATERIALS 2%

UTILITIES 3%

ENERGY 7%

CONSUMER STAPLES 24%

CONSUMER CYCLICAL 9%

INDUSTRIAL 9%

FINANCE 18%

TECHNOLOGY 13%

COMMUNICATIONS 13%


[graphic omitted]
EDGAR representation of plot points used in printed graphic as follows:


GALAXY II LARGE COMPANY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

         S & P     Galaxy II Large
       500 Index  Company Index Fund
10/1/90  $10000      $10000
3/92      14255       13539
3/93      15570       15526
3/94      16396       15683
3/95      19255       18048
3/96      25067       23787
3/97      31364       28383
3/98      44244       41806
3/99      53902       49395
3/00      61554       57893
3/01      47938       45423
9/30/01  $43297      $40946


* SINCE INCEPTION ON 10/1/90. THE S&P(R) 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS


GALAXY II
SMALL COMPANY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Small Company Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of smaller capitalization stocks as represented by the S&P(R) SmallCap 600 Index. By investing in smalleR capitalization stocks according to their representation in the S&P(R) SmallCap 600 Index, the Fund is also structured to deliver the same volatility and risk as the Index.
      For the six months ended September 30, 2001, the S&P(R) SmallCap 600 Index had a total return of -5.53%. Over the samE time, the Galaxy II Small Company Index Fund returned -5.87% (after the deduction of operating expenses). The Fund's six month performance represents a correlation coefficient of 99.9887%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

ADVANCE STALLS ON EARNINGS CONCERNS
      Smaller companies are generally more oriented toward the domestic economy than larger firms and are thought to be more flexible in responding to business opportunities. Although they tend to be less sensitive to macroeconomic developments, small-cap stocks generally attract investors when economic confidence is rising. While the prices of small-cap stocks tend to be more volatile than the prices of large-cap stocks, that volatility can be offset by the potential for higher total returns in small-cap stocks.
      Encouraged by the stimulative effect of cuts in interest rates, taxes, and energy prices, small-cap stocks represented in the Galaxy II Small Company Index Fund performed well during the first two months of the reporting period. Despite weak earnings reports, issues of technology firms advanced strongly from oversold levels on expectations that inventories would shrink and demand would improve by the end of 2001. The small-cap market began to weaken by June, however, following a cascade of disappointing earnings pre-announcements in the technology sector.
      Prices for small-cap stocks stabilized in the first two months of the third quarter and benefited from a reduced exposure to the more severe earnings disappointments in the technology and energy sectors. The Fund's performance then suffered during the post-September 11 decline, as a result of its relatively sizable position in the recession-sensitive retail, apparel, leisure, and travel sectors. However, due to the particularly strong advance early in the reporting period, the small-cap sector outperformed the overall market for the period as a whole.

SMALL CAP STOCKS SHOULD PERFORM WELL IN RECOVERY
      We believe the longer term outlook for stocks remains bright. With nine interest rate cuts during the first 10 months of 2001, a federal tax cut, increased government spending, and falling energy prices, the economy may be set to rebound strongly in 2002. The economy should get a further boost from the recent surge in mortgage refinancing, which has historically led to greater consumer spending. Stocks with smaller market capitalizations may benefit, particularly in a U.S. economic recovery, due to their higher exposure to domestic activity.


[graphic omitted]

GALAXY II SMALL COMPANY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2001

U.S. GOVERNMENT OBLIGATION, REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES 2%

COMMUNICATIONS 3%

CONSUMER STAPLES 23%

BASIC MATERIALS 3%

UTILITIES 4%

ENERGY 6%

TECHNOLOGY 11%

CONSUMER CYCLICAL 20%

INDUSTRIAL 16%

FINANCE 12%


[graphic omitted]
EDGAR representation of plot points used in printed graphic as follows:

GALAXY II SMALL COMPANY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

             COMPOSITE SMALL     S&P SMALLCAP     GALAXY II SMALL
             COMPANY INDEX**      600 INDEX     COMPANY INDEX FUND
10/1/90          $10000            $10000            $10000
3/92              16338             15684             15833
3/93              19140             18487             18246
3/94              20100             21158             18915
3/95              21848             22435             20354
3/96              28559             30442             26632
3/97              30514             31586             29188
3/98              43830             46353             41220
3/99              35444             39727             33311
3/00              46325             48201             43479
3/01              45728             48079             42434
9/30/01          $43199            $45418            $39940


* SINCE INCEPTION ON 10/1/90. THE S&P(R) SMALLCAP 600 INDEX AND RUSSELL SPECIAL SMALL COMPANY(TM) INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.
** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL SPECIAL SMALL COMPANY(TM) INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 10/1/90 THROUGH JUNE 30, 1997 AND THE S&P(R) SMALLCAP 600 INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS


GALAXY II UTILITY INDEX FUND

BY G. JAY EVANS, CFA
PORTFOLIO MANAGER
      The Galaxy II Utility Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of stocks in the utility industry as represented by the S&P(R) Utilities Index. To this end, the Fund invests in publicly-traded stocks according to their representation in the S&P(R) Utilities Index and is structured to deliver thE same volatility and risk as the Index. The S&P(R) Utilities Index is an unmanaged index of the common stocks of utility companies included in the S&P 500(R) Index.
      For the six months ended September 30, 2001, the S&P(R) Utilities Index had a total return of -22.65%, and the GalaxY II Utility Index Fund had a total return of -23.54% (after the deduction of operating expenses). The Fund's six month performance represents a correlation coefficient of 99.9832%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

INDUSTRY UNCERTAINTIES OFFSET LOWER INTEREST RATES, ENERGY PRICES
      Despite cuts in interest rates and energy prices, utility stocks underperformed the broader market for the six month reporting period. In the second quarter of 2001, the utility sector suffered as a power crisis in California increased the possibility that those independent utility companies might have to accept mandated price controls. Charges of alleged profiteering by several power generation and trading companies added to investor concerns.
      California's supply of electricity proved ample during the third quarter, and mild temperatures and slower economic growth reduced the demand for electricity nationwide. As a result, earnings growth estimates were reduced. Meanwhile, independent power producers were reconsidering planned additions to capacity, and the Federal Energy Regulatory Commission was promoting regional transmission organizations to eliminate the threat of energy bottlenecks and "price gouging." At the same time, distribution companies were signing longer-term supply contracts intended to stabilize prices. Utility stocks remained weak in this environment, despite further declines in interest rates and energy prices.

UTILITIES HISTORICALLY STRONG IN ECONOMIC TRANSITIONS
      Despite the significant industry changes that are underway as the result of deregulation, we expect continued demand for utility stocks as relatively stable, income-producing vehicles. Utility stocks have historically offered the defensive characteristics that are desirable during periods of high market volatility. With strong yields, utilities have also performed well when short-term interest rates decline prior to economic expansions. This could prove true again in the year ahead, as lower interest rates stimulate the economy and increase the demand for power.


[graphic omitted]

GALAXY II UTILITY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2001


REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES 1%

UTILITIES 77%

ENERGY 22%


[graphic omitted]
EDGAR representation of plot points used in printed graphic as follows:


GALAXY II UTILITY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

          COMPOSITE    S&P UTILITIES  GALAXY II UNTILITY
        UTILITY INDEX**    INDEX        INDEX FUND
1/5/93     $10000         $10000         $10000
3/93        11034          10852          10985
3/94        10503          10762          10454
3/95        11083          11683          10941
3/96        14145          14330          13853
3/97        14533          14567          14332
3/98        20515          19780          19936
3/99        20206          21618          19631
3/00        21956          22400          21106
3/1/01      30140          29654          29035
9/30/01    $23326         $22951         $22199

 * SINCE INCEPTION ON 1/5/93. THE S&P(R) UTILITES INDEX AND RUSSELL 1000(TM) UTILITY INDEX ARE UNMANAGED INDICES IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.
 ** TO SUPPLEMENT THE PERFORMANCE COMPARISON, THE FUND'S INVESTMENT ADVISOR HAS COMPILED THIS BLENDED INDEX WHICH IS COMPRISED OF THE RUSSELL 1000(TM) UTILITY INDEX, THE FUND'S ORIGINAL BENCHMARK, FOR THE PERIOD FROM INCEPTION ON 1/5/93 THROUGH JUNE 30, 1997 AND THE S&P(R) UTILITIES INDEX, THE FUND'S CURRENT BENCHMARK, FROM JULY 1, 1997 TO PRESENT. THE FUND CHANGED ITS BENCHMARK INDEX ON JULY 1, 1997.

PORTFOLIO REVIEWS


GALAXY II U.S. TREASURY INDEX FUND

BY DAVID LINDSAY
PORTFOLIO MANAGER
      The Galaxy II U.S. Treasury Index Fund seeks to match, before the deduction of operating expenses, the price and yield performance of U.S. Treasury notes and bonds represented in the Salomon Smith Barney U.S. Treasury Index, an unmanaged index of U.S. Treasury securities. The Fund attempts to meet this objective by investing in U.S. Treasury notes and bonds according to their representation in the Salomon Smith Barney U.S. Treasury Index.
      For the six months ended September 30, 2001, the Salomon Smith Barney U.S. Treasury Index posted a total return of 5.07%, and the Galaxy II U.S. Treasury Index Fund had a total return of 4.96% (after the deduction of operating expenses). The performance represents a correlation coefficient of 99.9451%. The correlation coefficient measures the degree to which the Fund's performance moved in line with its target index during the period.

TREASURIES OUTPERFORM ON FLIGHT TO QUALITY
      In an environment of deteriorating economic growth, falling interest rates, and an overall flight to quality, Treasury securities enjoyed substantial price gains during the six month reporting period. Corporate bonds outperformed Treasuries early in the period. However, when investors expected lower rates to prevent a recession and promote stronger growth, further economic weakness and the flight to quality in the face of political uncertainty helped Treasuries outpace corporates by a sizable margin in the months that followed.
      Both the flight to quality and the Fed's cuts in short-term interest rates tended to favor Treasuries with short and intermediate maturities. At the same time, longer term Treasuries were generally more sensitive to expected reductions in the federal budget surplus due to a large tax cut and additional stimulative measures that will likely be enacted by Congress and signed into law by the President. In this environment, the Galaxy II U.S. Treasury Index Fund benefited from its focus on intermediate-term Treasuries.
      In keeping with changes in actual Treasury supplies, we increased the Fund's weighting in intermediate-term issues during the period and decreased the weighting in longer term issues. Because the Fund's holdings that matured during the period had higher coupons than new issues, the Fund's average coupon declined over this time.

MARKET MAY HAVE OVERSTATED ECONOMIC WOES
      We believe that the yields for shorter term Treasuries may reflect an overreaction by investors to recent economic and political events. We also think that the yields for longer maturities may still have room to fall. Further cuts in short-term rates by the Fed may cause a wider gap between the yields for short- and long-term issues in the next few months. However, the gap should narrow over the next twelve months. With corporate bonds now priced very cheaply, it may be difficult for Treasury securities to outperform them over the next year.


[PHOTO OMITTED]
DAVID LINDSAY HAS MANAGED THE GALAXY II U.S. TREASURY INDEX FUND SINCE JULY 1994. HE HAS MANAGED FIXED INCOME PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC. SINCE 1986.


[graphic omitted]
EDGAR representation of plot points used in printed graphic as follows:

GALAXY II U.S. TREASURY INDEX FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2001


REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES 2%

U.S. TREASURY BONDS 37%

U.S. TREASURY NOTES 61%

[graphic omitted]

GALAXY II U.S. TREASURY INDEX FUND

GROWTH OF $10,000 INVESTMENT*

       SALOMON SMITH BARNEY   GALAXY II U.S. TREASURY
        U.S. TREASURY INDEX      INDEX FUND
6/4/91        $10000               $10000
3/92           10932                10899
3/93           12474                12390
3/94           12810                12687
3/95           13362                13171
3/96           14764                14500
3/97           15388                15066
3/98           17264                16831
3/99           18419                17905
3/00           19099                18333
3/01           21228                20458
9/30/01       $22269               $21474



* SINCE INCEPTION ON 6/4/91. THE SALOMON SMITH BARNEY U.S. TREASURY INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[GRAPHIC OMITTED]
GALAXY
FUNDS
THE GALAXY II MUNICIPAL BOND FUND IS MANAGED BY THE MUNICIPAL BOND PORTFOLIO MANAGEMENT TEAM OF FLEET INVESTMENT ADVISORS INC.



PORTFOLIO REVIEWS


GALAXY II MUNICIPAL BOND FUND

BY DAVID THOMPSON, BRIAN MCGREEVY, SUSAN SANDERSON AND WAYNE FITZGERALD
      The Galaxy II Municipal Bond Fund seeks to provide a high level of income exempt from regular federal income tax that is consistent with prudent investment management and preservation of capital. Typically, the Fund invests substantially all of its assets in debt securities issued by state, local, and regional government agencies, and maintains an average maturity of 5 to 10 years.
      For the six months ended September 30, 2001, the Galaxy II Municipal Bond Fund earned a total return of 3.34% (after deduction of operating expenses). During the same time, intermediate municipal bond funds tracked by Lipper Analytical Services, Inc. had an average total return of 3.35% and the Lehman Brothers Quality Intermediate Municipal Bond Index had a total return of 3.54%.

FOCUS ON SHORTER-TERM, HIGH QUALITY ISSUES
      With falling interest rates and increased stock market volatility, the prices for municipal securities rose strongly during the six month reporting period. With added sensitivity to the Fed's cuts in short-term interest rates, municipals with shorter maturities generally outperformed longer term issues. With the heavy flight to quality that occurred as economic and political uncertainties increased at the end of the period, Treasury securities typically outperformed municipals for the period as a whole. This outperformance was noticeable for shorter term securities.
      In this environment, the Galaxy II Municipal Bond Fund benefited from our earlier shift to a barbelled maturity structure that increased the portfolio's emphasis on the better-performing shorter term sector. Of added help was the Fund's focus on higher quality municipals, which performed well with the market's overall concern for quality.

INCREASED VOLATILITY POSSIBLE
      With the recent slowdown in economic growth, the supply of municipals has increased in 2001. As long as issuers still have a need to finance programs that were previously paid from current revenues, municipal supplies could continue to expand. We expect demand for municipal bonds to remain healthy despite the recent tax cuts, which will not significantly lower marginal rates for several years.
      Nevertheless, municipal prices could become more volatile in the months ahead as the current round of Fed rate cuts nears an end and investors look for a bottom in stock prices. While the easing cycle continues, we will remain focused on municipals with shorter maturities. The Fund should also benefit in coming months from our ongoing emphasis on higher quality investments at a time of economic and political uncertainty.



[graphic omitted]

GALAXY II MUNICIPAL BOND FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF SEPTEMBER 30, 2001


OTHER TERRITORY, CASH EQUIVALENTS AND NET OTHER ASSETS AND LIABILITIES 6%

MOUNTAIN 8%

NORTH CENTRAL 34%

PACIFIC 12%

EAST 22%

SOUTH 18%



[graphic omitted]
EDGAR representation of plot points used in printed graphic as follows:

GALAXY II MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT*

  LEHMAN BROTHERS QUALITY   GALAXY II
   INTERMEDIATE MUNICIPAL   MUNICIPAL
         BOND INDEX         BOND FUND
4/15/93    $10000            $10000
3/94        10269             10310
3/95        10933             10857
3/96        11791             11657
3/97        12325             12141
3/98        13366             13147
3/99        14141             13831
3/00        14283             13823
3/1/01      15894             15089
9/30/01    $15826            $15592

* SINCE INCEPTION ON 4/15/93. THE LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL BOND INDEX, WHICH STARTED ON JUNE 30, 1993, IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

SHAREHOLDER INFORMATION


               TRUSTEES
             AND OFFICERS
         Dwight E. Vicks, Jr.
         CHAIRMAN AND TRUSTEE

            John T. O'Neill
         PRESIDENT, TREASURER
              AND TRUSTEE

           Louis DeThomasis,
             F.S.C., Ph.D.
                TRUSTEE

           Kenneth A. Froot
                TRUSTEE

           Donald B. Miller
                TRUSTEE

             James M. Seed
                TRUSTEE

          Bradford S. Wellman
           EMERITUS TRUSTEE

           William Greilich
            VICE PRESIDENT

               W. Bruce
            McConnel, Esq.
               SECRETARY

          INVESTMENT ADVISOR
           Fleet Investment
             Advisors Inc.
          100 Federal Street
           Boston, MA 02110

              DISTRIBUTOR
        PFPC Distributors, Inc.
          3200 Horizon Drive
       King of Prussia, PA 19406

             ADMINISTRATOR
          Fleet National Bank
           50 Kennedy Plaza
              Providence,
        Rhode Island 02903-2305

         INDEPENDENT AUDITORS
           Ernst & Young LLP
         200 Clarendon Street
           Boston, MA 02116

             LEGAL COUNSEL
      Drinker Biddle & Reath LLP
           One Logan Square
        18th and Cherry Streets
             Philadelphia,
             PA 19103-6996




For complete information, and before making an investment decision on any of the Funds of Galaxy Fund II, you should request a prospectus from PFPC Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). This report is submitted for the general information of shareholders of Galaxy II. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of Galaxy II, which contains more information concerning the investment policies and expenses of the Funds, as well as other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION, OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



                               [graphic omitted]

                   This report was printed on recycled paper.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)



  SHARES                                                  VALUE
  ------                                                  -----

COMMON STOCKS - 97.99%

                CONSUMER STAPLES - 23.62%

    118,993     Abbott Laboratories..............  $   6,169,787
      4,330     Alberto-Culver Co., Class B......        168,394
     31,118     Albertson's, Inc.................        992,042
     10,246     Allergan, Inc....................        679,310
      4,873     American Greetings Corp., Class A         64,519
    100,995     American Home Products Corp......      5,882,959
      8,000     AmerisourceBergen Corp.*.........        567,600
     68,886     Anheuser-Busch Cos., Inc.........      2,884,946
     50,945     Archer-Daniels-Midland Co........        641,398
      8,471     Avery Dennison Corp..............        400,763
     18,236     Avon Products, Inc...............        843,415
      3,912     Bard (C.R.), Inc.................        201,116
      4,219     Bausch & Lomb, Inc...............        119,398
     45,446     Baxter International, Inc........      2,501,802
     19,789     Becton Dickinson & Co............        732,193
     20,603     Biomet, Inc......................        602,638
     14,180     Block (H&R), Inc.................        546,781
     30,856     Boston Scientific Corp.*.........        632,548
    149,243     Bristol-Myers Squibb Co..........      8,291,941
      5,382     Brown-Forman Corp., Class B......        340,035
     31,353     Campbell Soup Co.................        877,884
     34,208     Cardinal Health, Inc.............      2,529,682
     65,463     Cendant Corp.*...................        837,926
     14,700     Chiron Corp.*....................        652,239
     18,136     Clorox Co........................        671,032
    191,038     Coca-Cola Co.....................      8,950,130
     34,148     Coca-Cola Enterprises, Inc.......        523,830
     43,136     Colgate-Palmolive Co.............      2,512,672
     41,226     ConAgra, Inc.....................        925,524
     18,500     Concord EFS, Inc.*...............        905,575
     13,200     Convergys Corp.*.................        366,300
      2,934     Coors (Adolph) Co., Class B......        132,030
      5,411     Deluxe Corp......................        186,896
      9,046     Donnelley (R.R.) & Sons Co.......        244,694
      9,913     Ecolab, Inc......................        360,139
     11,082     Equifax, Inc.....................        242,696
     13,500     Forest Laboratories, Inc.*.......        973,890
     11,884     Fortune Brands, Inc..............        398,114
     21,888     General Mills, Inc...............        995,904
     80,989     Gillette Co......................      2,413,472
     23,589     Guidant Corp.*...................        908,176
     41,241     HCA-The Healthcare Co............      1,827,389
     29,970     HEALTHSOUTH Corp.*...............        487,312
     26,824     Heinz (H.J.) Co..................      1,130,632
     10,562     Hershey Foods Corp...............        690,438
     13,161     Humana, Inc.*....................        158,722
     41,000     Immunex Corp.....................        765,880
      7,426     International Flavors &
                 Fragrances, Inc. ...............        205,626
    232,579     Johnson & Johnson Co.............     12,884,877
     31,196     Kellogg Co.......................        935,880
     40,834     Kimberly-Clark Corp..............      2,531,708
     17,533     King Pharmaceuticals, Inc.*......        735,509
     62,232     Kroger Co.*......................      1,533,396
     86,349     Lilly (Eli) & Co.................      6,968,364
      7,937     Manor Care, Inc.*................        223,030

  SHARES                                                  VALUE
  ------                                                  -----

                CONSUMER STAPLES (CONTINUED)

     22,022     McKesson HBOC, Inc...............  $     832,211
     16,300     Medimmune, Inc.*.................        580,769
     92,832     Medtronic, Inc...................      4,038,192
    176,116     Merck & Co., Inc.................     11,729,326
     12,157     Moody's Corp.....................        449,809
     28,628     Paychex, Inc.....................        902,068
     11,100     Pepsi Bottling Group, Inc........        511,377
    135,783     PepsiCo, Inc.....................      6,585,475
    484,771     Pfizer, Inc......................     19,439,317
     99,884     Pharmacia Corp...................      4,051,295
    168,915     Philip Morris Cos., Inc..........      8,156,905
     99,449     Procter & Gamble Co..............      7,238,893
      9,000     Quintiles Transnational Corp.*...        131,400
     24,753     Ralston Purina Group.............        811,898
     13,600     Robert Half International, Inc.*.        272,136
     38,820     Safeway, Inc.*...................      1,541,930
     60,402     Sara Lee Corp....................      1,286,563
    112,323     Schering-Plough Corp.............      4,167,183
      6,722     St. Jude Medical, Inc.*..........        460,121
     15,200     Stryker Corp.....................        804,080
     10,281     SuperValu, Inc...................        207,985
     51,610     Sysco Corp.......................      1,318,119
     24,933     Tenet Healthcare Corp.*..........      1,487,253
      4,436     Tupperware Corp..................         88,454
     43,899     Unilever NV, New York Shares, ADR      2,371,424
     24,392     UnitedHealth Group, Inc..........      1,622,068
     12,623     UST, Inc.........................        419,084
      8,186     Watson Pharmaceuticals, Inc.*....        447,856
      5,000     Wellpoint Health Networks, Inc.*.        545,750
     10,875     Winn-Dixie Stores, Inc...........        124,519
     17,310     Wrigley (Wm.) Jr. Co.............        888,003
     14,894     Zimmer Holdings, Inc.*...........        413,308
                                                   -------------
                                                     174,875,924
                                                   -------------

                FINANCE - 17.88%

     11,068     Aetna, Inc.......................        319,754
     40,400     AFLAC, Inc.......................      1,090,800
     55,646     Allstate Corp....................      2,078,378
      8,200     AMBAC Financial Group, Inc.......        448,622
    101,579     American Express Co..............      2,951,886
    201,218     American International Group, Inc.    15,694,994
     28,460     AmSouth Bancorp..................        514,272
     20,258     AON Corp.........................        850,836
    123,136     Bank of America Corp.............      7,191,142
     56,514     Bank of New York Co., Inc........      1,977,990
     89,536     Bank One Corp....................      2,817,698
     33,694     BB&T Corp........................      1,228,146
      8,077     Bear Stearns Cos., Inc...........        403,931
     15,977     Capital One Financial Corp.......        735,421
     16,658     Charter One Financial, Inc.......        470,082
     13,534     Chubb Corp.......................        966,463
     11,621     CIGNA Corp.......................        963,962
     12,460     Cincinnati Financial Corp........        518,585
    386,141     Citigroup, Inc...................     15,638,711
     13,814     Comerica, Inc....................        765,296
     25,944     Conseco, Inc.*...................        188,353
      9,143     Countrywide Credit Industries, Inc.      401,652



                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)


  SHARES                                                  VALUE
  ------                                                  -----

                FINANCE (CONTINUED)

     76,806     Fannie Mae.......................  $   6,149,088
     44,157     Fifth Third Bancorp..............      2,714,772
     83,143     FleetBoston Financial Corp.......      3,055,505
     20,298     Franklin Resources, Inc..........        703,732
     53,188     Freddie Mac......................      3,457,220
     12,293     Golden West Financial Corp.......        714,223
     18,319     Hartford Financial Services
                 Group, Inc. ....................      1,076,058
     35,609     Household International, Inc.....      2,007,635
     19,266     Huntington Bancshares, Inc.......        333,494
     11,763     Jefferson-Pilot Corp.............        523,218
     23,700     John Hancock Financial
                 Services, Inc. .................        946,815
     32,597     KeyCorp..........................        786,892
     18,906     Lehman Brothers Holdings, Inc....      1,074,806
     14,514     Lincoln National Corp............        676,788
     15,118     Loews Corp.......................        699,661
     21,122     Marsh & McLennan Cos., Inc.......      2,042,497
     11,488     MBIA, Inc........................        574,400
     65,375     MBNA Corp........................      1,980,209
     36,648     Mellon Financial Corp............      1,184,830
     64,420     Merrill Lynch & Co., Inc.........      2,615,452
     57,600     MetLife, Inc.....................      1,710,720
      8,232     MGIC Investment Corp.............        537,879
    152,465     Morgan (J.P.) Chase & Co.........      5,206,680
     85,474     Morgan Stanley, Dean Witter & Co.      3,961,720
     46,094     National City Corp...............      1,380,515
     17,076     Northern Trust Corp..............        896,148
     22,183     PNC Financial Services Group.....      1,269,977
      5,786     Progressive Corp.................        774,745
     21,932     Providian Financial Corp.........        441,930
     17,474     Regions Financial Corp...........        504,300
      9,942     Safeco Corp......................        301,541
     26,146     SouthTrust Corp..................        665,939
     16,435     St. Paul Cos., Inc...............        677,451
     24,968     State Street Corp................      1,136,044
     16,828     Stilwell Financial, Inc..........        328,146
     22,455     SunTrust Banks, Inc..............      1,495,503
     22,256     Synovus Financial Corp...........        614,266
      9,500     T. Rowe Price Group, Inc.........        278,350
      9,651     Torchmark Corp...................        376,389
     10,640     Union Planters Corp..............        456,456
     18,656     UnumProvident Corp...............        471,064
    146,314     US Bancorp.......................      3,245,245
     12,654     USA Education, Inc...............      1,049,143
    110,637     Wachovia Corp....................      3,429,747
     67,358     Washington Mutual Savings Bank...      2,591,936
    131,848     Wells Fargo & Co.................      5,860,644
      9,700     XL Capital, Ltd., Class A........        766,300
      7,100     Zions Bancorp....................        380,986
                                                   -------------
                                                     132,344,033
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                TECHNOLOGY - 13.39%

     18,500     Adobe Systems, Inc...............  $     443,630
     26,420     Advanced Micro Devices, Inc.*....        215,323
     35,128     Agilent Technologies, Inc.*......        686,752
     29,700     Altera Corp.*....................        486,486
     80,112     Amgen, Inc.*.....................      4,708,182
     27,600     Analog Devices, Inc.*............        902,520
     26,756     Apple Computer, Inc.*............        414,986
     62,406     Applied Materials, Inc.*.........      1,774,827
     23,100     Applied Micro Circuits Corp.*....        161,469
      4,217     Autodesk, Inc....................        135,197
     47,921     Automatic Data Processing, Inc...      2,254,204
     11,500     Biogen, Inc.*....................        639,170
     18,691     BMC Software, Inc.*..............        237,376
     20,000     Broadcom Corp., Class A*.........        406,000
     14,300     Citrix Systems, Inc.*............        283,140
    129,697     Compaq Computer Corp.............      1,077,782
     44,220     Computer Associates
                 International, Inc. ............      1,138,223
     13,032     Computer Sciences Corp.*.........        432,271
     28,251     Compuware Corp.*.................        235,331
     19,100     Conexant Systems, Inc.*..........        158,530
    199,753     Dell Computer Corp.*.............      3,701,423
     35,946     Electronic Data Systems Corp.....      2,069,771
    169,448     EMC Corp.*.......................      1,991,014
     30,047     First Data Corp..................      1,750,538
     14,300     Fiserv, Inc.*....................        489,060
     24,834     Gateway, Inc.*...................        135,345
     15,404     General Dynamics Corp............      1,360,481
    149,198     Hewlett-Packard Co...............      2,402,088
     22,663     IMS Health, Inc..................        567,708
    516,458     Intel Corp.......................     10,556,401
    133,454     International Business
                 Machines Corp. .................     12,317,804
     16,000     Intuit, Inc.*....................        572,800
     14,192     KLA-Tencorp Corp.*...............        448,183
      9,900     Lexmark International Group, Inc.
                Class A*.........................        442,629
     24,400     Linear Technology Corp...........        800,320
     33,348     Lockheed Martin Corp.............      1,458,975
     27,718     LSI Logic Corp.*.................        325,686
     25,200     Maxim Integrated Products, Inc.*.        880,488
      6,300     Mercury Interactive Corp.*.......        119,952
     45,832     Micron Technology, Inc.*.........        863,017
    413,289     Microsoft Corp.*.................     21,147,998
     13,455     National Semiconductor Corp.*....        296,683
      7,400     NCR Corp.*.......................        219,410
     27,652     Novell, Inc.*....................        101,206
     11,000     Novellus Systems, Inc.*..........        314,160
    431,096     Oracle Corp.*....................      5,423,188
     20,266     Parametric Technology Corp.*.....        105,181
     22,620     PeopleSoft, Inc.*................        408,065
     18,973     Pitney Bowes, Inc................        724,769
     12,700     PMC-Sierra, Inc.*................        130,429
      7,100     QLogic Corp.*....................        134,900
     24,600     Sanmina Corp.*...................        334,068
      9,500     Sapient Corp.*...................         36,575
     34,800     Siebel Systems, Inc.*............        452,748
    250,124     Sun Microsystems, Inc.*..........      2,068,525



                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)


  SHARES                                                  VALUE
  ------                                                  -----

                TECHNOLOGY (CONTINUED)

     13,500     Teradyne, Inc.*..................  $     263,250
    133,328     Texas Instruments, Inc...........      3,330,533
     24,315     Unisys Corp.*....................        210,568
     36,186     United Technologies Corp.........      1,682,649
     30,479     Veritas Software Corp.*..........        562,033
     14,200     Vitesse Semiconductor Corp.*.....        110,050
     53,305     Xerox Corp.......................        413,114
     25,500     Xilinx, Inc.*....................        600,015
                                                   -------------
                                                      99,115,199
                                                   -------------

                COMMUNICATIONS - 13.29%

     60,000     ADC Telecommunications, Inc.*....        209,400
     24,086     ALLTEL Corp......................      1,395,784
    264,960     American Telephone & Telegraph Corp.   5,113,728
    194,323     American Telephone & Telegraph
                Wireless Services, Inc.*.........      2,903,186
      6,244     Andrew Corp.*....................        113,516
    340,243     AOL Time Warner, Inc.*...........     11,262,043
     21,837     Avaya, Inc.*.....................        216,186
    143,919     BellSouth Corp...................      5,979,834
     10,970     CenturyTel, Inc..................        367,495
     25,100     CIENA Corp.*.....................        258,279
    562,128     Cisco Systems, Inc.*.............      6,846,719
     21,900     Citizens Communications Co.*.....        205,860
     45,141     Clear Channel Communications, Inc.*    1,794,355
     72,622     Comcast Corp., Class A*..........      2,604,951
     14,200     Comverse Technology, Inc.*.......        290,816
     71,424     Corning, Inc.....................        629,960
    160,495     Disney (Walt) Co.................      2,988,417
      6,773     Dow Jones & Co., Inc.............        307,697
     20,314     Gannett Co., Inc.................      1,221,075
     68,129     Global Crossing, Ltd.*...........        122,632
     28,816     Interpublic Group of Cos., Inc...        587,846
    101,100     JDS Uniphase Corp.*..............        638,952
      5,612     Knight-Ridder, Inc...............        313,430
    261,553     Lucent Technologies, Inc.........      1,498,699
     14,975     McGraw-Hill Cos., Inc............        871,545
      3,912     Meredith Corp....................        125,693
    168,659     Motorola, Inc....................      2,631,080
     25,000     Network Appliance, Inc.*.........        170,000
     12,314     New York Times Co., Class A......        480,615
     58,770     Nextel Communications, Inc.,
                Class A* ........................        507,773
    244,748     Nortel Networks Corp.............      1,373,036
     14,366     Omnicom Group, Inc...............        932,353
     43,596     Palm, Inc.*......................         63,650
     58,200     QUALCOMM, Inc.*..................      2,766,828
    127,615     Qwest Communications
                International, Inc. .............      2,131,171
    258,681     SBC Communications, Inc..........     12,189,049
    106,449     Schwab (Charles) Corp............      1,224,164
     12,580     Scientific-Atlanta, Inc..........        220,779
     68,042     Sprint Corp......................      1,633,688
     71,960     Sprint PCS Group*................      1,891,828
     31,452     Tellabs, Inc.*...................        310,746
      8,200     TMP Worldwide, Inc.*.............        232,798
     22,934     Tribune Co.......................        720,128

  SHARES                                                  VALUE
  ------                                                  -----

                COMMUNICATIONS (CONTINUED)

     16,000     Univision Communications, Inc.,
                Class A* ........................  $     367,200
    207,684     Verizon Communications...........     11,237,781
    136,729     Viacom, Inc., Class B*...........      4,717,151
    221,795     WorldCom, Inc.*..................      3,335,797
     43,500     Yahoo!, Inc.*....................        383,235
                                                   -------------
                                                      98,388,948
                                                   -------------

                INDUSTRIAL - 8.71%

     15,300     Allied Waste Industries, Inc.*...        195,075
     15,100     American Power Conversion Corp.*.        176,368
     16,340     Applera Corp. - Applied
                Biosystems Group ................        398,696
      2,215     Ball Corp........................        132,678
      4,098     Bemis Co., Inc...................        163,305
      6,341     Black & Decker Corp..............        197,839
     67,029     Boeing Co........................      2,245,471
     30,057     Burlington Northern Santa Fe Corp.       804,025
     26,407     Caterpillar, Inc.................      1,183,034
      7,196     Cooper Industries, Inc...........        298,418
      4,563     Crane Co.........................        100,021
     16,351     CSX Corp.........................        515,057
      3,271     Cummins Engine Co., Inc..........        107,943
     11,029     Danaher Corp.....................        520,348
     18,151     Deere & Co.......................        682,659
     15,589     Dover Corp.......................        469,385
      6,023     Eastman Kodak Co.................        218,635
      5,289     Eaton Corp.......................        313,162
     32,934     Emerson Electric Co..............      1,549,874
     23,544     FedEx Corp.*.....................        865,242
      6,210     Fluor Corp.......................        239,085
      2,440     FMC Corp.*.......................        119,536
    762,890     General Electric Co..............     28,379,508
      7,989     Goodrich (B.F.) Co...............        155,626
     62,166     Honeywell International, Inc.....      1,641,182
     23,377     Illinois Tool Works, Inc.........      1,264,929
     13,045     Ingersoll-Rand Co................        440,921
      6,721     ITT Industries, Inc..............        301,101
     14,800     Jabil Circuit, Inc.*.............        264,920
      6,639     Johnson Controls, Inc............        433,128
     35,300     Masco Corp.......................        721,532
      4,700     McDermott International, Inc.*...         38,775
      3,671     Millipore Corp...................        194,343
     30,390     Minnesota Mining & Manufacturing Co.   2,990,376
     15,100     Molex, Inc.......................        424,461
      3,275     National Service Industries, Inc.         67,629
     29,498     Norfolk Southern Corp............        475,508
      6,679     Northrop Grumman Corp............        674,579
     12,276     Pactiv Corp.*....................        177,879
      9,489     Pall Corp........................        184,561
      9,022     Parker-Hannifin Corp.............        309,455
      7,776     PerkinElmer, Inc.................        204,042
      6,000     Power-One, Inc.*.................         36,900
     13,008     PPG Industries, Inc..............        595,116
     27,324     Raytheon Co......................        949,509
     14,157     Rockwell Collins.................        201,029
     14,157     Rockwell International Corp......        207,825
      4,772     Ryder System, Inc................         95,392



                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                INDUSTRIAL (CONTINUED)

      6,531     Sealed Air Corp.*................  $     238,316
      4,439     Snap-On, Inc.....................         99,123
     50,124     Solectron Corp.*.................        583,945
      6,652     Stanley Works....................        243,131
     17,350     Symbol Technologies, Inc.........        182,002
      7,266     Tektronix, Inc.*.................        127,082
     10,932     Textron, Inc.....................        367,425
     14,028     Thermo Electron Corp.*...........        253,205
      4,612     Thomas & Betts Corp..............         80,618
    148,760     Tyco International, Ltd..........      6,768,580
     19,169     Union Pacific Corp...............        899,026
      7,800     Vulcan Materials Co., Inc........        336,960
     48,008     Waste Management, Inc............      1,283,734
      6,657     Worthington Industries, Inc......         74,891
                                                   -------------
                                                      64,464,120
                                                   -------------

                CONSUMER CYCLICAL - 8.59%

     11,932     AMR Corp.*.......................        228,378
      8,597     AutoZone, Inc.*..................        445,840
     22,200     Bed, Bath & Beyond, Inc.*........        565,212
     16,200     Best Buy Co., Inc.*..............        736,290
      8,732     Big Lots, Inc....................         72,388
      6,865     Brunswick Corp...................        113,067
     44,886     Carnival Corp....................        988,390
      4,535     Centex Corp......................        152,966
     13,100     Cintas Corp......................        527,930
     16,100     Circuit City Stores-Circuit
                City Group ......................        193,200
      5,687     Cooper Tire & Rubber Co..........         80,983
     34,540     Costco Wholesale Corp.*..........      1,228,242
     30,251     CVS Corp.........................      1,004,333
     11,448     Dana Corp........................        178,589
      9,039     Darden Restaurants, Inc..........        237,274
     43,041     Delphi Automotive Systems Corp...        505,732
      9,432     Delta Air Lines, Inc.............        248,533
      6,631     Dillards, Inc., Class A..........         87,330
     25,346     Dollar General Corp..............        296,548
     13,300     Family Dollar Stores, Inc........        366,016
     15,318     Federated Department Stores, Inc.*       431,968
    140,497     Ford Motor Co....................      2,437,623
     66,006     Gap, Inc.........................        788,772
     42,094     General Motors Corp..............      1,805,833
     13,309     Genuine Parts Co.................        424,025
     12,309     Goodyear Tire & Rubber Co........        226,855
      7,281     Grainger (W.W.), Inc.............        282,867
     23,200     Harley-Davidson, Inc.............        939,600
      9,010     Harrah's Entertainment, Inc.*....        243,360
     13,318     Hasbro, Inc......................        186,452
     28,323     Hilton Hotels Corp...............        222,336
    179,187     Home Depot, Inc..................      6,875,405
      5,700     International Game Technology*...        242,250
      3,498     KB Home..........................         99,378

  SHARES                                                  VALUE
  ------                                                  -----

                CONSUMER CYCLICAL (CONTINUED)

     37,650     Kmart Corp.*.....................  $     263,174
     25,550     Kohl's Corp.*....................      1,226,400
     15,200     Leggett & Platt, Inc.............        296,400
     32,708     Limited, Inc.....................        310,726
      4,143     Liz Claiborne, Inc...............        156,191
     59,062     Lowe's Cos., Inc.................      1,869,312
     18,867     Marriott International, Inc.,
                Class A .........................        630,158
     33,041     Mattel, Inc......................        517,422
     22,952     May Department Stores Co.........        666,067
      5,961     Maytag Corp......................        146,879
     99,353     McDonald's Corp..................      2,696,440
      4,560     Navistar International Corp.*....        128,820
     20,463     Newell Rubbermaid, Inc...........        464,715
     20,815     NIKE, Inc., Class B..............        974,350
     10,372     Nordstrom, Inc...................        149,875
     22,900     Office Depot, Inc.*..............        311,440
      6,007     Paccar, Inc......................        294,763
     20,209     Penney (J.C.) Co., Inc...........        442,577
      4,658     Pulte Corp.......................        142,768
     14,196     RadioShack Corp..................        344,253
      4,633     Reebok International, Ltd.*......         95,903
     10,339     Sabre Group Holdings Corp.*......        276,465
     25,203     Sears, Roebuck & Co..............        873,032
     58,492     Southwest Airlines Co............        868,021
     35,034     Staples, Inc.*...................        467,704
     29,200     Starbucks Corp.*.................        436,248
     15,400     Starwood Hotels & Resorts
                Worldwide, Inc. .................        338,800
     69,080     Target Corp......................      2,193,290
     11,300     Tiffany & Co.....................        244,645
     21,571     TJX Cos., Inc....................        709,686
     15,302     Toys `R' Us, Inc.*...............        263,653
     11,397     Tricon Global Restaurants, Inc.*.        446,990
      9,572     TRW, Inc.........................        285,437
      5,140     U.S. Airways Group, Inc.*........         23,901
      8,674     VF Corp..........................        253,888
     10,176     Visteon Corp.....................        129,744
    343,368     Wal-Mart Stores, Inc.............     16,996,716
     78,135     Walgreen Co......................      2,690,188
      8,786     Wendy's International, Inc.......        234,147
      5,097     Whirlpool Corp...................        282,119
                                                   -------------
                                                      63,607,272
                                                   -------------

                ENERGY - 7.38%

      6,956     Amerada Hess Corp................        441,706
     19,244     Anadarko Petroleum Corp..........        925,252
      9,686     Apache Corp......................        416,498
     25,781     Baker Hughes, Inc................        746,360
     16,208     Burlington Resources, Inc........        554,476
     49,282     Chevron Corp.....................      4,176,649
     48,000     Conoco, Inc., Class B............      1,216,320



                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)


  SHARES                                                  VALUE
  ------                                                  -----

                ENERGY (CONTINUED)

     10,000     Devon Energy Corp................  $     344,000
     25,000     Dynegy, Inc., Class A............        866,250
     39,130     El Paso Corp.....................      1,625,851
     57,290     Enron Corp.......................      1,560,007
      8,900     EOG Resources, Inc...............        257,477
    529,894     Exxon Mobil Corp.................     20,877,824
     32,924     Halliburton Co...................        742,436
      7,647     Kerr-McGee Corp..................        396,956
      8,800     Kinder Morgan, Inc...............        433,048
     11,400     Nabors Industries, Inc.*.........        239,058
     10,400     Noble Drilling Corp.*............        249,600
     28,469     Occidental Petroleum Corp........        692,935
     29,114     Phillips Petroleum Co............      1,570,409
      7,319     Rowan Cos., Inc.*................         90,609
    164,674     Royal Dutch Petroleum Co.,
                New York Shares..................      8,274,869
     44,053     Schlumberger, Ltd................      2,013,222
      6,580     Sunoco, Inc......................        234,248
     42,318     Texaco, Inc......................      2,750,670
     24,435     Transocean Sedco Forex, Inc......        645,084
     18,656     Unocal Corp......................        606,320
     23,709     USX-Marathon Group, Inc..........        634,216
     39,481     Williams Cos., Inc...............      1,077,831
                                                   -------------
                                                      54,660,181
                                                   -------------

                UTILITIES - 2.74%

     40,824     AES Corp.*.......................        523,364
      9,600     Allegheny Energy, Inc............        352,320
     10,641     Ameren Corp......................        408,614
     24,760     American Electric Power Co., Inc.      1,070,375
     22,900     Calpine Corp.*...................        522,349
     12,314     Cinergy Corp.....................        380,133
     10,250     CMS Energy Corp..................        205,000
     16,421     Consolidated Edison, Inc.........        668,663
     12,692     Constellation Energy Group, Inc..        307,146
     18,969     Dominion Resources, Inc..........      1,125,810
     12,778     DTE Energy Co....................        550,093
     59,234     Duke Energy Corp.................      2,242,007
     24,993     Edison International*............        328,908
     17,075     Entergy Corp.....................        607,187
     24,639     Exelon Corp......................      1,098,900
     17,341     FirstEnergy Corp.................        623,409
     13,622     FPL Group, Inc...................        729,458
      9,213     GPU, Inc.........................        371,837
     10,600     KeySpan Corp.....................        352,344
     26,076     Mirant Corp.*....................        571,064
     12,443     Niagara Mohawk Holdings, Inc.*...        211,158
      3,600     NICOR, Inc.......................        139,500
     16,000     NiSource, Inc....................        372,960
      2,843     Peoples Energy Corp..............        113,038
     29,698     PG & E Corp......................        451,409
      6,650     Pinnacle West Capital Corp.......        264,005

  SHARES                                                  VALUE
  ------                                                  -----

                UTILITIES (CONTINUED)

     11,297     PPL Corp.........................  $     368,282
     16,803     Progress Energy, Inc.............        722,361
     16,090     Public Service Enterprise Group, Inc.    684,629
     22,827     Reliant Energy, Inc..............        600,807
     15,940     Sempra Energy....................        394,515
     52,655     Southern Co......................      1,262,667
     19,721     TXU Corp.........................        913,477
     26,340     Xcel Energy, Inc.................        741,471
                                                   -------------
                                                      20,279,260
                                                   -------------

                BASIC MATERIALS - 2.39%

     17,615     Air Products & Chemicals, Inc....        679,587
     24,498     Alcan Aluminum, Ltd..............        734,940
     66,306     Alcoa, Inc.......................      2,056,149
      6,291     Allegheny Technologies, Inc......         83,859
      5,498     Ashland, Inc.....................        211,948
     30,382     Barrick Gold Corp................        527,128
      4,529     Boise Cascade Corp...............        133,605
     68,937     Dow Chemical Co..................      2,258,376
     80,124     du Pont (E.I.) deNemours & Co....      3,006,252
     22,287     Eastman Chemical Co..............        724,996
     10,163     Engelhard Corp...................        234,765
     11,163     Freeport-McMoran Copper & Gold, Inc.,
                Class B*.........................        122,681
     17,345     Georgia-Pacific Group............        499,363
      3,925     Great Lakes Chemical Corp........         86,742
      8,298     Hercules, Inc.*..................         68,459
     20,248     Homestake Mining Co..............        188,306
     14,045     Inco, Ltd.*......................        174,298
     37,139     International Paper Co...........      1,292,437
      8,039     Louisiana-Pacific Corp...........         52,254
      7,612     Mead Corp........................        210,700
     14,966     Newmont Mining Corp..............        353,198
      5,949     Nucor Corp.......................        236,175
      6,169     Phelps Dodge Corp................        169,648
     25,185     Placer Dome, Inc.................        322,116
     12,413     Praxair, Inc.....................        521,346
     16,877     Rohm & Haas Co...................        552,891
     12,081     Sherwin-Williams Co..............        268,440
      5,809     Sigma Aldrich Corp...............        262,567
      3,831     Temple-Inland, Inc...............        181,934
      6,949     USX-U.S. Steel Group, Inc........         97,147
      7,801     Westvaco Corp....................        200,486
     16,493     Weyerhaeuser Co..................        803,374
      8,938     Willamette Industries, Inc.......        402,121
                                                   -------------
                                                      17,718,288
                                                   -------------
                TOTAL COMMON STOCKS..............    725,453,225
                                                   -------------
                (Cost $679,164,061)



                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                                VALUE
 ---------                                                -----

U.S. GOVERNMENT OBLIGATION (A) - 0.36%

                U.S. TREASURY BILL (B) - 0.36%

 $2,700,000     4.27%, 2/28/02...................  $   2,673,899
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION.      2,673,899
                                                   -------------
                (Cost $2,652,019)

REPURCHASE AGREEMENT - 1.88%

 13,913,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                3.25%, Due 10/01/2001, dated 9/28/2001
                Repurchase Price $13,916,768
                (Collateralized by U.S. Treasury
                Bonds & Notes 6.00% - 12.75%,
                Due 03/31/2002 - 08/15/2022;
                Total Par $11,387,587
                Market Value $14,191,298)........     13,913,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT.......     13,913,000
                                                   -------------
                (Cost $13,913,000)

TOTAL INVESTMENTS - 100.23%......................    742,040,124
                                                   -------------
(Cost $695,729,080)

NET OTHER ASSETS AND LIABILITIES - (0.23)%.......     (1,716,586)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 740,323,538
                                                   =============


--------------------------------------------------------------------------------
*     Non-income producing security.
ADR   American Depositary Receipt.
(A)   Discount yield at time of purchase.
(B)   Security has been deposited as initial margin on open futures contracts.

On September 30, 2001, the Fund's open futures contracts were as follows:

    Number of   Contract    Expiration     Opening      Current
    Contracts     Type         Date       Position   Market Value
    ---------     ----         ----       --------   ------------
       54        S&P 500      Dec-01    $13,897,765   $14,089,950
                                        -----------   -----------
                                        $13,897,765   $14,089,950
                                        ===========   ===========



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

COMMON STOCKS - 97.86%


                CONSUMER STAPLES - 23.29%

     14,300     Aaron Rents, Inc.................  $     221,650
     17,100     ABM Industries, Inc..............        441,351
     18,700     Accredo Health, Inc.*............        680,680
     19,700     Administaff, Inc.*...............        512,200
     46,300     Advanced Tissue Sciences, Inc.*..        164,365
     30,000     AdvancePCS*......................      2,153,400
     29,000     Alpharma, Inc., Class A..........        835,200
     12,600     American Italian Pasta Co., Class A*     544,950
     21,000     Arbitron, Inc.*..................        549,360
     14,600     Arqule, Inc.*....................        152,570
     16,000     ArthroCare Corp.*................        313,600
     41,316     Bio-Technology General Corp.*....        309,044
     23,800     Bowne & Co., Inc.................        241,570
     13,700     CDI Corp.*.......................        219,885
     25,900     Central Parking Corp.............        362,341
     35,700     Cephalon, Inc.*..................      1,780,716
      7,100     Chemed Corp......................        204,480
      6,400     Coca-Cola Bottling Co............        241,600
     18,150     CONMED Corp.*....................        321,255
      9,400     Consolidated Graphics, Inc.*.....        160,552
     30,200     Constellation Brands, Inc., Class A*   1,258,132
     10,600     Cooper Cos., Inc.................        497,140
     15,300     Corinthian Colleges, Inc.*.......        515,763
     25,400     Corn Products International, Inc.        729,742
     46,700     Coventry Health Care, Inc.*......      1,102,120
      5,600     CPI Corp.........................         80,472
     13,550     Cryolife, Inc.*..................        509,615
      5,100     Curative Health Services, Inc.*..         46,155
     20,300     Cygnus, Inc.*....................        113,071
     10,700     Datascope Corp...................        414,946
     27,800     Delta & Pine Land Co.............        472,044
     20,100     Diagnostic Products Corp.........        848,622
     32,100     DiMon, Inc.......................        184,575
     18,475     Enzo Biochem, Inc.*..............        313,336
     11,800     F.Y.I., Inc.*....................        442,736
     31,600     Fleming Cos., Inc................        932,200
     21,600     Fossil, Inc.*....................        339,336
     14,300     Franklin Covey Co.*..............         45,045
     18,300     Haemonetics Corp.*...............        633,363
     24,200     Hain Celestial Group, Inc.*......        445,522
      9,500     Hall Kinion & Associates, Inc.*..         46,075
     21,000     Harland (John H.) Co.............        459,900
     13,900     Heidrick & Struggles, Inc.*......        198,353
     11,200     Hologic, Inc.*...................         56,560
     46,800     Hooper Holmes, Inc...............        292,032
     23,700     IDEXX Laboratories, Inc.*........        553,869
     11,500     IMPATH, Inc.*....................        396,865
     14,700     Inamed Corp.*....................        249,900
      8,600     Insurance Auto Auctions, Inc.*...        116,100
     13,500     International Multifoods Corp....        257,850
     22,000     Invacare Corp....................        891,000
     17,100     ITT Educational Services, Inc.*..        547,200
      6,200     J & J Snack Foods Corp.*.........        116,250
     16,200     Kroll, Inc.*.....................        184,518
     29,200     Labor Ready, Inc.*...............         93,148

  SHARES                                                  VALUE
  ------                                                  -----

                CONSUMER STAPLES (CONTINUED)

     31,800     Mascotech, Inc., Escrow..........  $          --
     15,400     MAXIMUS, Inc.*...................        611,842
     21,700     Medicis Pharmaceutical Corp.,
                Class A* ........................      1,084,566
     11,100     MemberWorks, Inc.*...............        228,327
     17,100     Mentor Corp......................        432,630
     15,000     MGI Pharma, Inc.*................        200,550
     34,300     MID Atlantic Medical Services, Inc.*     720,300
     10,800     Midas, Inc.......................        106,920
      8,483     Nash Finch Co....................        289,270
     11,700     Nature's Sunshine Products, Inc..        133,965
     47,000     NBTY, Inc.*......................        618,520
      9,000     New England Business Service, Inc.       156,150
     16,100     Noven Pharmaceuticals, Inc.*.....        291,410
     16,400     On Assignment, Inc.*.............        263,712
     24,800     Organogenesis, Inc.*.............        145,080
     35,400     Orthodontic Centers of America, Inc.*    872,610
     10,100     Osteotech, Inc.*.................         35,653
     17,700     PARAEXEL International Corp.*....        200,718
     16,800     Pediatrix Medical Group, Inc.*...        685,272
     26,400     Performance Food Group Co.*......        753,192
     37,200     Pharmaceutical Product
                Development, Inc.* ..............      1,089,588
      9,600     PolyMedica Corp.*................        146,592
     15,400     Pre-Paid Legal Services, Inc.*...        265,496
     32,700     Priority Healthcare Corp., Class B*      784,800
     34,200     Profit Recovery Group
                International, Inc.* ............        334,476
     22,700     Province Healthcare Co.*.........        833,998
     21,600     Ralcorp Holdings, Inc.*..........        420,336
     31,400     Regeneron Pharmaceuticals, Inc.*.        698,336
     12,200     RehabCare Group, Inc.*...........        530,822
     34,200     Renal Care Group, Inc.*..........      1,052,334
     22,600     ResMed, Inc.*....................      1,148,080
     21,900     Respironics, Inc.*...............        778,764
     14,600     Russ Berrie & Co., Inc...........        388,360
     20,600     Scotts Co., Class A*.............        702,460
     19,800     Sierra Health Services, Inc.*....        164,340
     76,600     Smithfield Foods, Inc.*..........      1,612,430
     17,100     Sola International, Inc.*........        259,236
      7,000     Spacelabs Medical, Inc.*.........         85,400
     42,100     Spherion Corp.*..................        303,120
     19,900     Standard Register Co.............        288,550
     10,100     Startek, Inc.*...................        176,649
     12,100     SurModics, Inc.*.................        483,395
     27,200     Sybron Dental Specialties, Inc.*.        505,920
     17,600     Syncor International Corp.*......        560,208
     29,900     Techne Corp.*....................        879,957
     21,300     Theragenics Corp.*...............        196,812
     16,100     Triarc Cos., Inc.*...............        371,910
     68,000     U.S. Oncology, Inc.*.............        506,600
     13,500     United Natural Foods, Inc.*......        245,430
     43,200     Universal Health Services, Inc.,
                Class B* ........................      2,108,160
     23,900     Varian Medical Systems, Inc.*....      1,533,185
      9,300     Vital Signs, Inc.................        284,580
     11,000     Volt Information Sciences, Inc.*.        131,780
     38,600     Whole Foods Market, Inc.*........      1,212,426
                                                   -------------
                                                      53,709,541
                                                   -------------





                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                CONSUMER CYCLICAL - 19.62%

     37,099     99 Cents Only Stores*............  $   1,200,153
     11,500     Action Performance Cos., Inc.*...        209,415
     10,700     Anchor Gaming*...................        444,050
      6,300     Angelica Corp....................         59,850
     20,800     AnnTaylor Stores Corp.*..........        455,936
     26,600     Applebee's International, Inc....        784,700
     16,600     Applica, Inc.*...................        140,270
     17,200     Arctic Cat, Inc..................        231,856
     20,000     Argosy Gaming Co.*...............        524,000
      9,500     Ashworth, Inc.*..................         54,530
     31,000     Atlantic Coast Airlines
                Holdings, Inc.* .................        412,300
     27,100     Aztar Corp.*.....................        354,468
     20,800     Bally Total Fitness Holding Corp.*       422,448
      8,500     Bassett Furniture Industries, Inc.       118,745
     11,500     Bell Microproducts, Inc.*........         88,435
     40,200     Brightpoint, Inc.*...............        124,620
     12,600     Brown Shoe Co., Inc..............        143,010
      9,400     Building Materials Holding Corp.*        131,976
     31,900     Burlington Coat Factory
                Warehouse Corp. .................        449,790
     35,700     Casey's General Stores, Inc......        424,473
     17,800     Cash America International, Inc..        161,980
     17,900     Cato Corp., Class A..............        267,784
     20,000     CEC Entertainment, Inc.*.........        682,000
     34,400     Champion Enterprises, Inc.*......        239,080
     19,150     Chico's FAS, Inc.*...............        450,982
     11,700     Christopher & Banks Corp.*.......        352,287
     11,500     Coachmen Industries, Inc.........        103,500
     39,800     Copart, Inc.*....................      1,114,798
     15,200     Cost Plus, Inc.*.................        279,072
     54,443     D.R. Horton, Inc.................      1,135,681
      9,300     Department 56, Inc.*.............         59,055
     12,000     Discount Auto Parts, Inc.*.......        165,600
     13,200     Dress Barn, Inc.*................        294,360
      9,900     Enesco Group, Inc.*..............         41,085
     28,400     Ethan Allen Interiors, Inc.......        781,000
      9,200     Factory 2-U Stores, Inc.*........        128,800
     22,800     Fedders Corp.....................         88,920
     23,600     Fleetwood Enterprises, Inc.......        263,848
     14,400     Footstar, Inc.*..................        498,240
     20,200     Frontier Airlines, Inc.*.........        167,256
     14,900     G & K Services, Inc., Class A....        395,595
     15,800     Genesco, Inc.*...................        256,750
     23,400     Goody's Family Clothing, Inc.*...         71,370
     27,600     Great Atlantic & Pacific Tea
                Co., Inc.* ......................        394,956
     14,000     Group 1 Automotive, Inc.*........        371,700
      4,800     Haggar Corp......................         54,240
     12,500     Hancock Fabrics, Inc.............        102,500
     23,100     Harman International Industries, Inc.    773,850
     14,600     HOT Topic, Inc.*.................        366,460
      7,500     Huffy Corp.*.....................         46,875
     17,000     Hughes Supply, Inc...............        379,100
     14,500     IHOP Corp.*......................        379,900
     29,850     Insight Enterprises, Inc.*.......        422,079
     36,700     Interface, Inc...................        157,810
     28,100     Jack in the Box, Inc.*...........        786,800

  SHARES                                                  VALUE
  ------                                                  -----

                CONSUMER CYCLICAL (CONTINUED)

     13,000     JAKKS Pacific, Inc.*.............  $     175,500
     13,200     Jo-Ann Stores, Inc., Class A*....         71,280
      7,100     K-Swiss, Inc., Class A...........        174,305
     12,900     K2, Inc.*........................         77,142
     16,400     Kellwood Co......................        303,400
     43,400     La-Z-Boy, Inc....................        685,286
     15,600     Landry's Seafood Restaurants, Inc.       230,880
     11,000     Libbey, Inc......................        354,750
     29,200     Linens `N Things, Inc.*..........        542,536
     17,300     Lone Star Steakhouse & Saloon....        186,840
     16,200     Luby's, Inc.*....................        115,830
     14,000     Mayor's Jewelers, Inc.*..........         27,160
     17,430     MDC Holdings, Inc................        483,160
     24,400     Mesa Air Group, Inc.*............         79,544
     23,000     Michaels Stores, Inc.*...........        840,420
     10,000     Midwest Express Holdings, Inc.*..        106,000
     20,550     Monaco Coach Corp.*..............        292,837
      5,100     National Presto Industries, Inc..        137,190
     23,800     Nautica Enterprises, Inc.*.......        281,792
      5,900     NVR, Inc.*.......................        829,009
     13,300     O'Charleys, Inc.*................        228,095
     37,200     O'Reilly Automotive, Inc.*.......      1,065,780
      8,800     Oshkosh B'Gosh, Inc., Class A....        228,800
     12,000     Oshkosh Truck Corp...............        434,640
     24,100     Owens & Minor, Inc...............        489,230
      5,400     Oxford Industries, Inc...........        118,260
      8,600     P.F. Chang's China Bistro, Inc.*.        308,912
     23,400     Pacific Sunwear of California, Inc.*     321,750
     10,000     Panera Bread Co.*................        349,900
     17,600     Pegasus Solutions, Inc.*.........        147,488
     38,500     Pep Boys-Manny, Moe, & Jack......        425,425
     19,800     Phillips-Van Heusen Corp.........        196,020
     69,400     Pier 1 Imports, Inc..............        576,020
     18,800     Pinnacle Entertainment, Inc.*....        111,860
     16,900     Polaris Industries, Inc..........        648,622
     32,400     Prime Hospitality Corp.*.........        285,120
     16,400     Quiksilver, Inc.*................        202,540
     15,400     Rare Hospitality International, Inc.*    239,316
     29,800     Regis Corp.......................        624,608
     10,000     Royal Appliance Manufacturing Co.*        45,500
     46,200     Ruby Tuesday, Inc................        725,340
     23,000     Russell Corp.....................        315,790
     22,000     Ryan's Family Steakhouses, Inc.*.        376,640
      9,700     Ryland Group, Inc................        462,593
      8,200     Salton, Inc.*....................         70,192
     12,700     School Specialty, Inc.*..........        388,112
     18,450     SCP Pool Corp.*..................        393,908
     20,700     Shopko Stores, Inc.*.............        171,603
      6,000     Skyline Corp.....................        160,200
     40,400     SkyWest, Inc.....................        675,488
     19,150     Sonic Corp.*.....................        580,628
      9,000     Standard Motor Products, Inc.....        105,300
     21,800     Standard-Pacific Corp............        425,318
     20,700     Steak N Shake Co.*...............        204,930
     29,700     Stein Mart, Inc.*................        243,540



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                          CONSUMER CYCLICAL (CONTINUED)

     30,000     Stride Rite Corp.................  $     187,500
     15,100     TBC Corp.*.......................        149,188
     27,100     Tenneco Automotive, Inc..........         56,910
     34,100     The Cheesecake Factory, Inc.*....        816,695
     18,600     The Gymboree Corp.*..............        120,900
     21,000     The Marcus Corp..................        252,000
     29,500     The Men's Wearhouse, Inc.*.......        533,360
     15,600     The Wet Seal, Inc., Class A*.....        287,196
      8,500     Thor Industries, Inc.............        232,050
     28,400     Timberland Co., Class A*.........        769,640
     14,900     Titan International, Inc.........         78,821
     26,400     Toll Brothers, Inc.*.............        783,288
      9,300     Toro Co..........................        391,530
     31,800     Tower Automotive, Inc.*..........        228,006
      8,000     Ultimate Electronics, Inc.*......        138,800
     24,000     United Stationers, Inc.*.........        716,880
     36,288     Vialta, Inc.*....................         14,878
     16,600     Wabash National Corp.............        114,540
     19,200     Watsco, Inc......................        251,328
     14,800     Winnebago Industries, Inc........        317,460
     22,900     WMS Industries, Inc.*............        400,521
     29,900     Wolverine World Wide, Inc........        401,856
     24,800     Zale Corp.*......................        656,704
                                                   -------------
                                                      45,252,718
                                                   -------------

                INDUSTRIAL - 15.89%

     22,900     Advanced Energy Industries, Inc.*        380,827
     42,950     Aeroflex, Inc.*..................        472,450
      6,200     Amcast Industrial Corp...........         41,850
      9,500     Analogic Corp....................        384,750
     20,300     Apogee Enterprises, Inc..........        261,870
     14,100     Applied Industrial Technologies, Inc.    238,149
     25,800     AptarGroup, Inc..................        820,440
     29,400     APW, Ltd.*.......................        122,892
     14,700     Arkansas Best Corp.*.............        304,437
     16,600     Armor Holdings, Inc.*............        328,680
     17,800     Arnold Industries, Inc...........        368,460
     27,500     Artesyn Technologies, Inc.*......        149,600
     13,900     Astec Industries, Inc.*..........        180,839
     24,400     Baldor Electric Co...............        484,340
     13,300     Barnes Group, Inc................        283,290
     23,100     BE Aerospace, Inc.*..............        175,560
     10,400     BEI Technologies, Inc............        166,920
      7,800     Bel Fuse, Inc....................        151,632
     17,700     Belden, Inc......................        332,760
     14,100     Benchmark Electronics, Inc.*.....        232,932
     19,800     BMC Industries, Inc..............         40,392
     16,500     Brady Corp., Class A.............        491,700
     15,600     Briggs & Stratton Corp...........        486,876
      4,500     Butler Manufacturing Co..........         97,650
     18,800     C&D Technologies, Inc............        345,920
     31,550     Cable Design Technologies Corp.*.        373,867
     10,300     Castle (A.M.) & Co...............         85,490
     22,000     Checkpoint Systems, Inc.*........        240,460

  SHARES                                                  VALUE
  ------                                                  -----

                INDUSTRIAL (CONTINUED)

     17,600     Clarcor, Inc.....................  $     420,640
     31,400     Cognex Corp.*....................        616,068
     19,900     Coherent, Inc.*..................        565,160
     14,700     Cohu, Inc........................        219,912
      9,500     Commercial Metals Co.............        264,100
     19,700     Concord Camera Corp.*............         86,286
     12,300     Cross (A.T.) Co., Class A*.......         65,190
     20,000     CTS Corp.........................        295,400
     11,800     CUNO, Inc.*......................        327,450
     22,000     Cymer, Inc.*.....................        368,500
     16,000     Dionex Corp.*....................        403,520
     13,900     Elcor Corp.......................        299,267
     19,500     Electro Scientific Industries, Inc.*     428,025
     14,900     Esterline Technologies Corp.*....        236,165
     20,100     Florida Rock Industries..........        633,954
     10,900     Flow International Corp.*........        105,512
     15,600     Forward Air Corp.*...............        367,224
     29,400     Foster Wheeler Corp..............        147,000
     11,300     Gardner Denver, Inc.*............        250,860
     15,900     Gerber Scientific, Inc...........        166,950
     22,150     Graco, Inc.......................        668,930
     23,540     Griffon Corp.*...................        287,188
     22,875     Heartland Express, Inc.*.........        525,896
     16,200     Helix Technology Corp............        263,088
     21,900     IDEX Corp........................        605,535
     11,500     IMCO Recycling, Inc..............         89,700
     10,800     Innovex, Inc.*...................         15,012
     19,300     Insituform Technologies, Inc.,
                Class A* ........................        329,065
     11,297     Intermagnetics General Corp.*....        262,768
     18,300     Intermet Corp....................         51,240
     12,400     Ionics, Inc.*....................        274,164
     11,300     Itron, Inc.*.....................        260,126
     30,200     JLG Industries, Inc..............        276,632
     42,000     Kansas City Southern Industries,
                Inc.* ...........................        504,000
     11,400     Keithley Instruments, Inc........        163,590
     17,300     Kirby Corp.*.....................        389,250
     35,300     Kulicke & Soffa Industries, Inc.*        384,770
      6,200     Landstar System, Inc.*...........        396,800
      7,100     Lawson Products, Inc.............        173,240
     40,500     Lennox International, Inc........        376,650
      8,600     Lindsay Manufacturing Co.........        152,650
     11,400     Lydall, Inc.*....................         75,240
     16,300     Magnetek, Inc.*..................        149,634
     17,500     Manitowoc Co., Inc...............        424,200
     25,800     Methode Electronics, Inc., Class A       194,790
     24,000     Milacron, Inc....................        287,040
     24,100     Mueller Industries, Inc.*........        691,670
     17,160     Myers Industries, Inc............        203,346
     15,400     Offshore Logistics, Inc.*........        295,526
     13,950     Park Electrochemical Corp........        303,413
     30,500     Paxar Corp.*.....................        388,875
      9,200     Photon Dynamics, Inc.*...........        212,980
     67,600     PolyOne Corp.....................        527,280
      9,700     Quanex Corp......................        224,070



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                INDUSTRIAL (CONTINUED)

     15,000     Regal Beloit Corp................  $     273,750
     14,000     Roadway Express, Inc.............        337,260
      8,100     Robbins & Myers, Inc.............        199,665
     11,100     Rogers Corp.*....................        312,021
     22,100     Roper Industries, Inc............        795,379
     17,900     Ryerson Tull, Inc................        224,645
     10,300     SBS Technologies, Inc.*..........        114,948
     29,600     Shaw Group, Inc.*................        833,832
      8,800     Simpson Manufacturing Co., Inc.*.        466,400
     25,200     SLI, Inc.........................         65,268
     17,000     Smith (A.O.) Corp................        298,180
     21,700     Speedfam-IPEC, Inc.*.............         23,870
      9,400     SPS Technologies, Inc.*..........        284,256
     11,600     Standard Microsystems Corp.*.....        108,808
      8,700     Standex International Corp.......        163,995
     19,400     Sturm Ruger & Co., Inc...........        201,372
     24,200     Technitrol, Inc..................        539,660
     29,300     TetraTech, Inc.*.................        647,530
     15,000     Texas Industries, Inc............        463,500
     10,900     Thomas Industries, Inc...........        234,895
     43,300     Timken Co........................        593,210
     27,500     Tredegar Corp....................        467,500
     17,500     Trimble Navigator, Ltd.*.........        266,875
     11,400     Triumph Group, Inc.*.............        265,620
     14,300     Universal Forest Products, Inc...        271,986
     12,400     URS Corp.*.......................        285,200
     19,000     USFreightways Corp...............        595,460
     32,800     Valence Technology, Inc.*........        116,112
     17,700     Valmont Industries, Inc..........        247,800
     30,500     Vicor Corp.*.....................        430,355
     19,100     Watts Industries, Inc., Class A..        250,210
     34,000     Werner Enterprises, Inc..........        568,480
      8,700     Wolverine Tube, Inc.*............         87,870
      8,200     Woodward Governor Co.............        397,290
     15,400     X-Rite, Inc......................        121,660
     17,500     Yellow Corp.*....................        355,950
                                                   -------------
                                                      36,651,386
                                                   -------------

                FINANCE - 11.54%

     16,700     American Financial Holdings, Inc.        409,985
     16,500     Anchor Bancorp Wisconsin, Inc....        273,900
     23,125     Chittenden Corp..................        587,375
     23,200     Commerce Bancorp, Inc............      1,577,600
     37,000     Commercial Federal Corp..........        897,990
     29,700     Community First Bankshares, Inc..        713,394
     37,200     Cullen/Frost Bankers, Inc........      1,002,540
     14,600     Delphi Financial Group, Inc., Class A*   493,480
     11,000     Dime Community Bancshares, Inc...        278,520
     20,300     Downey Financial Corp............        895,839
     16,600     East-West Bancorp, Inc...........        388,274
     11,900     Financial Federal Corp.*.........        291,550
     47,000     First American Financial Corp....        951,750
     29,200     First Midwest Bancorp, Inc.......        986,376
      9,800     First Republic Bank*.............        224,910

  SHARES                                                  VALUE
  ------                                                  -----

                FINANCE (CONTINUED)

     19,200     FirstBancorp/Puerto Rico.........  $     496,512
     12,400     Firstfed Financial Corp.*........        322,400
     50,900     Fremont General Corp.............        277,914
      8,500     GBC Bancorp......................        265,370
      9,800     Hilb, Rogal & Hamilton Co........        446,978
     33,840     Hudson United Bancorp............        938,722
     18,100     Jefferies Group, Inc.............        597,300
     13,000     LandAmerica Financial Group, Inc.        432,250
     16,300     MAF Bancorp, Inc.................        467,158
     30,000     Mutual Risk Management, Ltd......        228,000
     75,975     New York Community Bancorp, Inc..      1,763,380
      9,700     Philadelphia Consolidated Holding Co.*   336,978
     18,479     Provident Bankshares Corp........        382,515
     34,400     Raymond James Financial, Inc.....        933,960
     20,500     Riggs National Corp..............        317,750
      7,200     RLI Corp.........................        295,200
      6,700     SCPIE Holdings, Inc..............        107,870
     18,200     Selective Insurance Group, Inc...        424,606
     30,700     South Financial Group, Inc.......        486,288
     23,700     Southwest Bancorp of Texas, Inc.*        705,075
     12,386     Southwest Securities Group, Inc..        212,791
     24,000     Staten Island Bancorp, Inc.......        591,600
     28,350     Sterling Bancshares, Inc.........        374,787
     28,300     Susquehanna Bancshares, Inc......        629,675
     26,600     Trenwick Group, Ltd..............        215,992
     44,715     Trustco Bank Corp................        614,384
     17,600     Tucker Anthony Sutro Co..........        419,584
     13,600     UCBH Holdings, Inc...............        396,848
     29,900     United Bankshares, Inc...........        807,300
     41,590     Washington Federal, Inc..........      1,041,830
     18,900     Whitney Holding Corp.............        812,700
     12,700     Zenith National Insurance Corp...        312,420
                                                   -------------
                                                      26,629,620
                                                   -------------

                TECHNOLOGY - 11.29%

     19,400     AAR Corp.........................        155,394
     17,000     Actel Corp.*.....................        301,920
     30,700     Alliance Semiconductor Corp.*....        220,426
     15,225     Alliant Techsystems, Inc.*.......      1,303,260
     31,300     Alpha Industries, Inc.*..........        606,281
     30,000     American Management Systems, Inc.*       360,300
     17,400     Analysts International Corp......         53,070
     21,900     Aspen Technology, Inc.*..........        219,000
     10,100     AstroPower, Inc.*................        348,551
     21,800     ATMI, Inc.*......................        336,810
     26,945     Avant! Corp.*....................         79,757
     18,700     Avid Technology, Inc.*...........        136,323
     70,000     Axcelis Technologies, Inc.*......        661,500
     16,000     AXT, Inc.*.......................        169,600
     15,200     BARRA, Inc.*.....................        638,704
     12,500     Brooks Automation, Inc.*.........        332,375
      8,700     Brooktrout, Inc.*................         28,623
      8,100     CACI International, Inc.*........        442,746
     23,300     Captaris, Inc.*..................         48,697



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                TECHNOLOGY (CONTINUED)

     15,800     Carreker Corp.*..................  $     119,922
      9,300     Catapult Communications Corp.*...        127,968
     25,100     Cerner Corp.*....................      1,242,450
     41,100     CIBER, Inc.*.....................        258,930
     15,000     Computer Task Group, Inc.........         30,000
     12,100     Concord Communications, Inc.*....        107,690
     28,500     Dendrite International, Inc.*....        226,290
     11,000     Digi International, Inc.*........         57,420
     12,800     DuPont Photomasks, Inc.*.........        355,584
     16,200     Elantec Semiconductor, Inc.*.....        371,790
     15,100     Electroglas, Inc.*...............        187,995
     17,200     ePresence, Inc.*.................         53,148
     30,700     ESS Technology, Inc.*............        313,754
     23,800     FactSet Research Systems, Inc....        577,388
     15,900     Fair, Isaac and Co., Inc.........        750,957
     25,400     FileNET Corp.*...................        255,778
     30,800     GenCorp, Inc.....................        349,272
     27,300     General Semiconductor, Inc.*.....        262,080
     26,080     Global Payments, Inc.*...........        766,752
     25,000     HNC Software, Inc.*..............        467,500
     18,000     Hutchinson Technology, Inc.*.....        320,400
     23,300     Hyperion Solutions Corp.*........        311,288
     20,900     Information Resources, Inc.*.....        132,715
     17,700     Inter-Tel, Inc...................        202,842
     23,900     InterVoice-Brite, Inc.*..........        248,082
     16,100     Kaman Corp., Class A.............        213,164
     46,700     Kopin Corp.*.....................        487,081
      9,000     Kronos, Inc.*....................        369,450
     10,500     Mapinfo Corp.*...................         76,650
     11,900     Meade Instruments Corp.*.........         44,982
     15,800     Mercury Computer Systems, Inc.*..        593,290
     12,500     MICROS Systems, Inc.*............        222,125
     20,200     Microsemi Corp.*.................        526,210
     27,200     Midway Games, Inc.*..............        329,392
     15,900     MRO Software, Inc.*..............        162,180
     24,300     National Data Corp...............        874,800
     20,600     NYFIX, Inc.*.....................        294,580
     27,400     Orbital Sciences Corp.*..........         49,868
     20,033     Peregrine Systems, Inc.*.........        253,017
     18,100     Pericom Semiconductor Corp.*.....        251,590
     18,100     Phoenix Technologies, Ltd.*......        181,543
     21,500     Photronics, Inc.*................        396,675
     36,900     Pinnacle Systems, Inc.*..........        107,379
     19,900     Pioneer Standard Electronics, Inc.       179,498
     19,900     Power Integrations, Inc.*........        362,578
     25,500     Progress Software Corp.*.........        356,745
     11,200     QRS Corp.*.......................         94,080
     20,000     Radiant Systems, Inc.*...........        204,000
     12,400     RadiSys Corp.*...................        148,800
     18,800     Rainbow Technologies, Inc.*......         65,800
     85,800     Read-Rite Corp.*.................        253,110
     11,700     Roxio, Inc.*.....................        177,840
     22,500     SAGA Systems, Inc. Escrow*.......             --

  SHARES                                                  VALUE
  ------                                                  -----

                TECHNOLOGY (CONTINUED)

     11,000     SCM Microsystems, Inc.*..........  $      68,310
     58,800     SONICblue, Inc.*.................         64,092
     10,000     SPSS, Inc.*......................        172,100
      8,900     Supertex, Inc.*..................        135,636
     23,700     Systems & Computer Technology Corp.*     213,300
     24,600     Take-Two Interactive Software, Inc.*     173,922
     22,800     Teledyne Technologies, Inc.*.....        363,660
     17,300     Therma-Wave, Inc.*...............        177,671
     15,300     THQ, Inc.*.......................        660,195
     15,400     Three-Five Systems, Inc.*........        245,476
     15,900     Ultratech Stepper, Inc.*.........        190,323
     23,300     Varian Semiconductor Equipment*..        602,305
     24,900     Verity, Inc.*....................        251,490
     22,700     Zebra Technologies Corp., Class A*       850,342
     12,200     ZixIt Corp.*.....................         58,804
                                                   -------------
                                                      26,045,385
                                                   -------------

                ENERGY - 6.03%

     10,000     Atwood Oceanics, Inc.*...........        260,000
     28,100     Brown (Tom), Inc.*...............        587,290
     22,700     Cabot Oil & Gas Corp., Class A...        452,865
     23,400     Cal Dive International, Inc.*....        389,844
     12,500     Dril-Quip, Inc.*.................        193,750
     13,300     Evergreen Resources, Inc.*.......        451,535
     36,800     Input/Output, Inc.*..............        301,024
      3,571     Kerr-McGee Corp..................        185,371
     10,100     KEY Production Co., Inc.*........        116,655
     17,800     Lone Star Technologies, Inc.*....        220,720
     31,700     Louis Dreyfus Natural Gas Corp.*.      1,233,130
     53,200     Massey Energy Co.................        779,380
     32,200     Newfield Exploration Co.*........        940,240
     12,000     Nuevo Energy Co.*................        167,400
     16,900     Oceaneering International, Inc.*.        273,273
     14,100     Patina Oil & Gas Corp............        324,300
     12,600     Plains Resources, Inc.*..........        327,600
     38,600     Pogo Producing Co................        907,100
     53,000     Pride International, Inc.*.......        551,200
      9,200     Prima Energy Corp.*..............        203,780
     15,800     Remington Oil & Gas Corp.*.......        206,822
     14,400     SEACOR Smit, Inc.*...............        514,080
     18,100     Seitel, Inc.*....................        181,905
     20,300     St. Mary Land & Exploration Co...        323,379
     18,800     Stone Energy Corp.*..............        605,360
     17,800     Swift Energy Co.*................        367,036
     10,000     TETRA Technologies, Inc.*........        174,200
     25,900     Unit Corp.*......................        229,992
     22,900     Veritas DGC, Inc.*...............        255,335
     45,400     Vintage Petroleum, Inc...........        719,590
     11,100     WD-40 Co.........................        228,105
     88,350     XTO Energy, Inc..................      1,232,482
                                                   -------------
                                                      13,904,743
                                                   -------------



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

                UTILITIES - 4.50%

      7,400     American States Water Co.........  $     273,800
     29,200     Atmos Energy Corp................        630,720
     34,100     Avista Corp......................        463,760
      5,300     Bangor Hydro-Electric Co.........        141,139
      8,100     Cascade Natural Gas Corp.........        174,960
      8,300     Central Vermont Public Service Corp.     145,167
     11,800     CH Energy Group, Inc.............        479,080
     22,300     Energen Corp.....................        501,750
      4,100     Green Mountain Power Corp........         67,650
     13,600     Laclede Gas Co...................        326,400
     12,800     New Jersey Resources Corp........        565,888
     18,100     Northwest Natural Gas Co.........        423,359
     17,000     NorthWestern Corp................        374,000
      9,900     NUI Corp.........................        202,257
     39,100     Philadelphia Suburban Corp.......      1,026,766
     23,100     Piedmont Natural Gas Co., Inc....        719,334
     24,900     RGS Energy Group, Inc............        963,630
     40,288     Southern Union Co.*..............        843,228
     23,000     Southwest Gas Corp...............        487,600
     18,200     Southwestern Energy Co...........        215,670
     19,500     UGI Corp.........................        528,450
     10,300     UIL Holdings Corp................        491,207
     23,900     Unisource Energy Corp............        334,600
                                                   -------------
                                                      10,380,415
                                                   -------------

                BASIC MATERIALS - 2.98%

     16,000     Arch Chemicals, Inc..............        363,200
     11,900     Brush Engineered Materials, Inc..        163,625
     24,600     Buckeye Technologies, Inc.*......        243,540
     18,500     Cambrex Corp.....................        620,305
     20,100     Caraustar Industries, Inc........        185,724
     14,800     Century Aluminum Co..............        118,548
     10,200     ChemFirst, Inc...................        205,836
     10,900     Chesapeake Corp..................        281,765
      7,400     Cleveland-Cliffs, Inc............        106,560
     11,900     Commonwealth Industries, Inc.....         50,456
      8,600     Deltic Timber Corp...............        217,580
     22,900     Georgia Gulf Corp................        368,003
     22,700     MacDermid, Inc...................        289,198
     10,500     Material Sciences Corp.*.........         87,150
     18,800     Mississippi Chemical Corp........         51,700
     17,200     OM Group, Inc....................        946,000
     28,500     Omnova Solutions, Inc............        178,125
      5,500     Penford Corp.....................         57,750
     10,000     Pope & Talbot, Inc...............        128,000
      6,500     Quaker Chemical Corp.............        117,975
     22,100     Reliance Steel & Aluminum Co.....        525,096
     15,100     RTI International Metals, Inc.*..        126,085
     10,700     Schweitzer-Mauduit International, Inc.   253,804
     32,800     Steel Dynamics, Inc.*............        324,392
      7,500     Steel Technologies, Inc..........         58,313
     27,900     Stillwater Mining Co.*...........        561,348
     22,900     Wellman, Inc.....................        264,495
                                                   -------------
                                                       6,894,573
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                COMMUNICATIONS - 2.72%

      8,700     4 Kids Entertainment, Inc.*......  $     173,130
     71,000     Adaptec, Inc.*...................        558,060
     14,700     Advo, Inc.*......................        499,800
     20,200     Allen Telecom, Inc.*.............        175,740
     25,900     Anixter International, Inc.*.....        641,802
     37,200     Aspect Communications Corp.*.....         66,588
     16,300     Audiovox Corp.*..................        148,982
     32,600     Auspex Systems, Inc.*............         76,610
     16,300     Aware, Inc.*.....................         64,222
     13,800     Black Box Corp.*.................        580,704
     12,400     Boston Communications Group, Inc.*       138,880
     23,300     C-COR.net Corp.*.................        159,605
      9,200     Davox Corp.*.....................         73,140
     53,100     DMC Stratex Networks, Inc.*......        273,996
     38,200     General Communication, Inc., Class A*    462,220
     42,000     Harmonic, Inc.*..................        340,200
     15,600     Information Holdings, Inc.*......        306,384
     25,700     International Fibercom, Inc.*....         30,840
     17,250     Metro One Telecommunications*....        400,200
     15,700     Network Equipment Technologies, Inc.*     47,100
     13,700     PC-Tel, Inc.*....................        102,750
     23,000     Penton Media, Inc................         81,650
     19,400     Proxim, Inc.*....................        189,150
     46,154     Stratos Lightwave, Inc.*.........        159,231
     17,050     SymmetriCom, Inc.*...............         92,752
     10,300     Thomas Nelson, Inc...............         87,344
     15,800     Viasat, Inc.*....................        281,872
     22,700     Visual Networks, Inc.*...........         51,756
                                                   -------------
                                                       6,264,708
                                                   -------------
                TOTAL COMMON STOCKS..............    225,733,089
                                                   -------------
                (Cost $254,161,728)





                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                                VALUE
 ---------                                                -----

U.S. GOVERNMENT OBLIGATION (A) - 0.64%


                U.S. TREASURY BILL (B) - 0.64%

 $1,500,000     4.46%, 2/28/02...................  $   1,485,500
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION.      1,485,500
                                                   -------------
                (Cost $1,473,346)

REPURCHASE AGREEMENT - 1.52%

  3,481,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                3.25%, Due 10/01/2001, dated 09/28/2001
                Repurchase Price $3,481,943
                (Collateralized by U.S. Treasury
                Bonds & Notes, 6.00% - 12.75%,
                Due 03/31/2002 - 08/15/2022;
                Total Par $2,849,148
                Market Value $3,550,629).........      3,481,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT.......      3,481,000
                                                   -------------
                (Cost $3,481,000)

TOTAL INVESTMENTS - 100.02%......................    230,699,589
                                                   -------------
(Cost $259,116,074)

NET OTHER ASSETS AND LIABILITIES - (0.02)%.......        (40,106)
                                                   -------------
NET ASSETS - 100.00%.............................  $ 230,659,483
                                                   =============


--------------------------------------------------------------------------------
*     Non-income producing security.
(A)   Discount yield at time of purchase.
(B)   Security has been deposited as initial margin on open futures contracts.

On September 30, 2001, the Fund's open futures contracts were as follows:

    Number of   Contract    Expiration     Opening      Current
    Contracts     Type         Date       Position   Market Value
    ---------     ----         ----       --------   ------------
       11     Russell 2000    Dec-01    $2,264,185   $2,233,275
       13    S&P Midcap 400   Dec-01     2,874,105    2,817,425
                                        ----------   ----------
                                        $5,138,290   $5,050,700
                                        ==========   ==========



                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

  SHARES                                                  VALUE
  ------                                                  -----

COMMON STOCKS - 99.54%

                UTILITIES - 77.66%

     85,600     AES Corp.*.......................  $   1,097,392
     19,900     Allegheny Energy, Inc............        730,330
     21,900     Ameren Corp......................        840,960
     51,420     American Electric Power Co., Inc.      2,222,887
     47,700     Calpine Corp.*...................      1,088,037
     25,400     Cinergy Corp.....................        784,098
     21,100     CMS Energy Corp..................        422,000
     33,900     Consolidated Edison, Inc.........      1,380,408
     26,200     Constellation Energy Group, Inc..        634,040
     39,560     Dominion Resource, Inc...........      2,347,886
     26,300     DTE Energy Co....................      1,132,215
    123,700     Duke Energy Corp.................      4,682,045
     52,000     Edison International.............        684,320
     35,300     Entergy Corp.....................      1,255,268
     51,175     Exelon Corp......................      2,282,405
     35,800     FirstEnergy Corp.................      1,287,010
     28,100     FPL Group, Inc...................      1,504,755
     19,100     GPU, Inc.........................        770,876
     21,900     KeySpan Corp.....................        727,956
     54,185     Mirant Corp.*....................      1,186,651
     25,600     Niagara Mohawk Holdings, Inc.*...        434,432
      7,300     NICOR, Inc.......................        282,875
     33,000     NiSource, Inc....................        769,230
      5,700     Peoples Energy Corp..............        226,632
     13,500     Pinnacle West Capital Corp.......        535,950
     23,300     PPL Corp.........................        759,580
     34,664     Progress Energy, Inc.............      1,490,205
     33,200     Public Service Enterprise Group, Inc.  1,412,660
     47,500     Reliant Energy, Inc..............      1,250,200
     32,900     Sempra Energy....................        814,275
    109,400     Southern Co......................      2,623,412
     41,000     TXU Corp.........................      1,899,120
     54,810     XCEL Energy, Inc.................      1,542,902
                                                   -------------
                                                      41,103,012
                                                   -------------

  SHARES                                                  VALUE
  ------                                                  -----

                ENERGY - 21.88%

     52,100     Dynegy, Inc......................  $   1,805,265
     81,373     El Paso Corp.....................      3,381,048
    119,500     Enron Corp.......................      3,253,985
     18,300     Kinder Morgan, Inc...............        900,543
     81,900     Williams Cos., Inc...............      2,235,870
                                                   -------------
                                                      11,576,711
                                                   -------------
                TOTAL COMMON STOCKS..............     52,679,723
                                                   -------------
                (Cost $61,372,864)

 PAR VALUE
---------------

REPURCHASE AGREEMENT - 0.37%

 $  198,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                3.25%, Due 10/01/01, dated 9/28/01
                Repurchase Price $198,054
                (Collateralized by U.S. Treasury
                Bonds & Notes, 6.00% - 12.75%,
                Due 03/31/2002 - 08/15/2022;
                Total Par $162,060
                Market Value $201,961)...........        198,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT.......        198,000
                                                   -------------
                (Cost $198,000)

TOTAL INVESTMENTS - 99.91%.......................     52,877,723
                                                   -------------
(Cost $61,570,864)

NET OTHER ASSETS AND LIABILITIES - 0.09%.........         48,445
                                                   -------------
NET ASSETS - 100.00%.............................  $  52,926,168
                                                   =============


--------------------------------------------------------------------------------
*     Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                               VALUE
 ---------                                               -----

U.S. GOVERNMENT OBLIGATIONS - 97.93%

                U.S. TREASURY NOTES - 60.52%

 $3,200,000     5.63%, 12/31/02..................  $   3,319,776
  7,950,000     5.50%, 02/28/03..................      8,264,343
  8,000,000     3.88%, 06/30/03..................      8,151,760
  6,000,000     5.25%, 08/15/03..................      6,266,640
 11,600,000     5.75%, 08/15/03..................     12,218,976
  2,000,000     5.25%, 05/15/04..................      2,107,500
  2,825,000     7.25%, 05/15/04..................      3,115,862
 12,900,000     7.25%, 08/15/04..................     14,301,327
  1,150,000     7.50%, 02/15/05..................      1,295,544
  4,250,000     6.50%, 08/15/05..................      4,685,285
  4,425,000     7.00%, 07/15/06..................      5,013,879
  4,450,000     6.50%, 10/15/06..................      4,957,211
  9,865,000     5.63%, 05/15/08..................     10,616,812
  4,100,000     5.50%, 05/15/09..................      4,381,055
  6,000,000     6.00%, 08/15/09..................      6,600,240
  6,000,000     5.75%, 08/15/10..................      6,502,500
                                                   -------------
                                                     101,798,710
                                                   -------------

                U.S. TREASURY BONDS - 37.41%

  2,650,000     10.75%, 08/15/05.................      3,318,701
  5,675,000     12.00%, 08/15/13.................      8,183,974
  5,700,000     7.50%, 11/15/16..................      7,008,321
  2,330,000     8.75%, 05/15/17..................      3,181,708
  3,521,000     8.50%, 02/15/20..................      4,788,806
  2,200,000     7.88%, 02/15/21..................      2,843,148
  3,200,000     8.13%, 08/15/21..................      4,241,728
 11,350,000     7.50%, 11/15/24..................     14,341,747
 11,900,000     6.13%, 11/15/27..................     12,934,705
  2,150,000     5.25%, 02/15/29..................      2,075,309
                                                   -------------
                                                      62,918,147
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS    164,716,857
                                                   -------------
                (Cost $156,163,018)

 PAR VALUE                                               VALUE
 ---------                                               -----

REPURCHASE AGREEMENT - 1.00%

 $1,687,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                3.25%, Due 10/01/2001, dated 09/28/2001
                Repurchase Price $1,687,457
                (Collateralized by U.S. Treasury
                Bonds & Notes, 6.00% - 12.75%,
                Due 03/31/2002 - 08/15/2022;
                Total Par $1,380,785
                Market Value $1,720,745).........  $   1,687,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      1,687,000
                                                   -------------
                (Cost $1,687,000)

TOTAL INVESTMENTS - 98.93%.......................    166,403,857
                                                   -------------
(Cost $157,850,018)

NET OTHER ASSETS AND LIABILITIES - 1.07%.........      1,791,659
                                                   -------------
NET ASSETS - 100.00%.............................  $ 168,195,516
                                                   =============



                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                               VALUE
 ---------                                               -----

MUNICIPAL SECURITIES - 97.18%

                ALABAMA - 2.18%

 $  350,000     Alabama State Parks System
                           Improvement Corp., Series C
                5.25%, 06/01/08..................  $     380,625
    400,000     Auburn University Athletics
                5.20%, 04/01/04
                Insured: MBIA....................        421,000
                                                   -------------
                                                         801,625
                                                   -------------

                ALASKA - 2.64%

  1,000,000     North Slope Boro Capital Appreciation
                Series B, GO
                4.72%, 01/01/03 (A)
                Insured: MBIA....................        968,750
                                                   -------------

                ARIZONA - 5.25%

  1,000,000     Arizona School Facilities Board
                Revenue, State School Improvement
                5.25%, 07/01/09..................      1,093,750
    750,000     Maricopa County School District 4, GO
                Mesa University, Series A
                Pre-refunded 07/01/05
                5.65%, 07/01/11
                Insured: FGIC....................        834,375
                                                   -------------
                                                       1,928,125
                                                   -------------

                COLORADO - 4.50%

    750,000     Colorado Department of Transportation
                Revenue
                6.00%, 06/15/15
                Insured: AMBAC...................        843,750
    250,000     Colorado Housing & Finance Authority
                Series E-3
                5.15%, 08/01/07..................        256,250
    500,000     Jefferson County School District
                Number R-001, GO
                5.50%, 12/15/06
                Insured: MBIA....................        553,125
                                                   -------------
                                                       1,653,125
                                                   -------------

                FLORIDA - 7.27%

  1,000,000     Florida State Board of Education
                         Capital Outlay Public Education
                Series A, GO
                Pre-refunded 06/01/04
                5.70%, 06/01/08..................      1,086,250
  1,550,000     Florida State Board of Education
                Capital Outlay Public Education
                Series B, GO
                5.20%, 06/01/13..................      1,582,937
                                                   -------------
                                                       2,669,187
                                                   -------------

 PAR VALUE                                               VALUE
 ---------                                               -----

                ILLINOIS - 10.29%

 $  350,000     Chicago O'Hare International Airport
                Revenue, Passenger Facilities Charge
                Series A
                5.63%, 01/01/12
                Insured: AMBAC...................  $     374,062
    655,000     Chicago Project, Series A, GO
                5.50%, 01/01/08
                Insured: MBIA....................        716,406
    500,000     Chicago Project, Series C, GO
                5.75%, 01/01/13
                Insured: FGIC....................        552,500
  1,000,000     Du Page County Water Commission, GO
                5.00%, 03/01/04..................      1,043,750
    500,000     Illinois State Sales Tax Revenue
                Series V
                6.00%, 06/15/08..................        553,750
    500,000     Kane County Community School District
                Number 304, Geneva, GO
                6.00%, 06/01/04
                Insured: FGIC....................        539,375
                                                   -------------
                                                       3,779,843
                                                   -------------

                KANSAS - 2.98%

  1,020,000     Kansas State Development
                Finance Authority Revenue
                Public Water Supply Revolving Loan-2
                5.25%, 04/01/05
                Insured: AMBAC...................      1,092,675
                                                   -------------

                MARYLAND - 1.48%

    500,000     Maryland State, GO
                State & Local Facilities Loan
                Second Series
                5.25%, 06/15/06..................        544,375
                                                   -------------

                MASSACHUSETTS - 10.93%

    750,000     Massachusetts Bay Transportation
                Authority General Transportation System
                Revenue, Series A
                5.50%, 03/01/14
                Insured: MBIA....................        832,500
    750,000     Massachusetts State Consolidated Loan
                Series C
                5.00%, 12/01/10..................        809,062
    350,000     Massachusetts State Grant
                Anticipation Note, Series A
                5.75%, 06/15/13..................        389,812
    390,000     Massachusetts State WPAT
                Series A
                Pre-refunded 02/01/06
                5.60%, 02/01/10..................        431,094
  1,000,000     New England Education Loan
                Marketing Corp., Series G
                5.20%, 08/01/02..................      1,024,690



                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                               VALUE
 ---------                                               -----

                MASSACHUSETTS (CONTINUED)

 $  500,000     Springfield, Series B, GO
                5.05%, 01/15/04
                Insured: MBIA....................  $     524,375
                                                   -------------
                                                       4,011,533
                                                   -------------

                MICHIGAN - 3.77%

  1,315,000     Michigan State Trunk Line, Series A
                5.00%, 11/01/03..................      1,384,037
                                                   -------------

                NEBRASKA - 2.79%

    270,000     Omaha, Series A, GO
                5.00%, 12/01/08..................        291,938
    690,000     University of Nebraska Facilities
                Deferred Maintenance Project
                5.00%, 07/15/04..................        732,263
                                                   -------------
                                                       1,024,201
                                                   -------------

                NEVADA - 3.39%

    635,000     Clark County School District
                Series A, GO
                6.00%, 06/15/16
                Insured: MBIA....................        728,663
    500,000     Las Vegas Valley Water District
                Revenue, GO
                5.40%, 09/01/04
                Insured: AMBAC...................        517,490
                                                   -------------
                                                       1,246,153
                                                   -------------

                NEW YORK - 5.60%

  1,000,000     Long Island Power Authority
                New York Electric System Revenue
                5.25%, 04/01/10
                Insured: MBIA....................      1,075,000
    390,000     New York State, Series F, GO
                5.75%, 02/01/10..................        418,763
    500,000     New York State Environmental
                Facilities Corp., PCR, State Water
                Revolving Fund, NYC Municipal Water
                5.75%, 06/15/09..................        561,250
                                                   -------------
                                                       2,055,013
                                                   -------------

                OHIO - 5.24%

    750,000     Cleveland Waterworks Revenue
                First Mortgage, Series G
                5.50%, 01/01/13
                Insured: MBIA....................        832,500
  1,000,000     Ohio State Higher Education
                Capital Facilities, Series II-A
                5.25%, 12/01/05..................      1,090,000
                                                   -------------
                                                       1,922,500
                                                   -------------

 PAR VALUE                                               VALUE
 ---------                                               -----

                OREGON - 6.22%

 $  750,000     Portland Airport Way Urban Renewal &
                Redevelopment Tax Increment, Series A
                6.00%, 06/15/15
                Insured: AMBAC...................  $     844,688
    500,000     Portland Sewer System
                Series A
                Pre-refunded 06/01/04
                5.75%, 06/01/06..................        543,125
    825,000     Washington County
                5.25%, 06/01/07..................        897,188
                                                   -------------
                                                       2,285,001
                                                   -------------

                PENNSYLVANIA - 4.27%

  1,000,000     Penn Hills, GO
                Pre-refunded 12/01/02
                5.80%, 12/01/13
                Insured: AMBAC...................      1,041,250
    500,000     Pennsylvania Intergovernmental
                Cooperative Authority Special Tax Revenue
                City of Philadelphia Funding Program
                Pre-refunded 06/15/03
                5.35%, 06/15/07..................        525,000
                                                   -------------
                                                       1,566,250
                                                   -------------

                TEXAS - 7.71%

    500,000     Carrollton Farmers Branch
                Independent School District, GO
                5.10%, 02/15/04..................        515,625
  1,000,000     Fort Worth Water & Sewer Revenue
                5.25%, 02/15/15..................      1,031,250
  1,500,000     Texas State Public Finance Authority
                Building Capital Appreciation
                5.05%, 02/01/06 (A)
                Insured: MBIA....................      1,284,375
                                                   -------------
                                                       2,831,250
                                                   -------------

                WASHINGTON - 0.74%

    250,000     Seattle Water System Revenue
                5.38%, 08/01/09..................        271,875
                                                   -------------

                WEST VIRGINIA - 0.87%

    300,000     West Virginia State Housing
                Development Fund, Housing Finance
                Series A
                5.55%, 11/01/10..................        318,750
                                                   -------------

                WISCONSIN - 9.06%

  1,225,000     Kenosha Capital Appreciation
                Promissory Notes, Series C
                3.71%, 06/01/04 (A)
                Insured: MBIA....................      1,133,125



                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND


PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001 (UNAUDITED)

 PAR VALUE                                               VALUE
 ---------                                               -----

                WISCONSIN (CONTINUED)

 $1,550,000     Milwaukee County, Series A, GO
                5.00%, 10/01/07..................  $   1,666,250
    500,000     Wisconsin State Petroleum Inspection
                Fee Revenue, Series A
                5.50%, 07/01/03..................        526,250
                                                   -------------
                                                       3,325,625
                                                   -------------
                TOTAL MUNICIPAL SECURITIES.......     35,679,893
                                                   -------------
                (Cost $34,312,982)

SHARES

INVESTMENT COMPANIES - 5.87%

    427,005     Dreyfus Tax-Exempt
                Cash Management Fund.............        427,005
  1,728,639     Federated Tax-Exempt Obligations Fund  1,728,639
                                                   -------------
                TOTAL INVESTMENT COMPANIES ......      2,155,644
                                                   -------------
                (Cost $2,155,644)

TOTAL INVESTMENTS - 103.05%......................     37,835,537
                                                   -------------
(Cost $36,468,626)

NET OTHER ASSETS AND LIABILITIES - (3.05)%.......     (1,119,142)
                                                   -------------
NET ASSETS - 100.00%.............................  $  36,716,395
                                                   =============

--------------------------------------------------------------------------------
(A) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
AMBAC      American Municipal Bond Assurance Corp.
FGIC       Financial Guaranty Insurance Corp.
GO         General Obligation
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
WPAT       Water Pollution Abatement Test



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            This page left blank intentionally.

GALAXY FUND II


STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)


                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                              --------------    -------------    --------------    -------------    --------------
ASSETS:
   Investments (Note 2):
     Investments at cost..................     $ 681,816,080    $ 255,635,074     $  61,372,864    $ 156,163,018     $  36,468,626
     Repurchase agreement.................        13,913,000        3,481,000           198,000        1,687,000                --
     Net unrealized appreciation (depreciation)   46,311,044      (28,416,485)       (8,693,141)       8,553,839         1,366,911
                                               -------------    -------------     -------------    -------------     -------------
       Total investments at value.........       742,040,124      230,699,589        52,877,723      166,403,857        37,835,537
   Cash...................................             7,894              779                 6              165             1,178
   Receivable for investments sold........                --               --                --        2,168,284                --
   Receivable for shares sold.............           318,869        1,058,345            22,438           76,427                --
   Receivable for daily variation margin
     on futures contracts.................           274,120          101,775                --               --                --
   Interest and dividend receivables......           778,760          133,977            99,878        2,220,601           461,885
                                               -------------    -------------     -------------    -------------     -------------
       Total Assets.......................       743,419,767      231,994,465        53,000,045      170,869,334        38,298,600
                                               -------------    -------------     -------------    -------------     -------------

LIABILITIES:
   Payable for investments purchased......                --               --            30,432        2,256,410         1,470,467
   Payable for shares repurchased.........         2,767,945        1,250,473            23,759          170,368            35,385
   Distributions payable..................                --               --                --          190,774            58,000
   Advisory fee payable (Note 4)..........            62,287           20,136             4,706           13,671             7,534
   Sub-account services fee payable (Note 4)          61,126            2,368               541               --                --
   Administration fee payable (Note 4)....           185,647           59,552            13,766           40,805            10,551
   Other payables.........................            19,224            2,453               673            1,790               268
                                               -------------    -------------     -------------    -------------     -------------
       Total Liabilities..................         3,096,229        1,334,982            73,877        2,673,818         1,582,205
                                               -------------    -------------     -------------    -------------     -------------
NET ASSETS................................     $ 740,323,538    $ 230,659,483     $  52,926,168    $ 168,195,516     $  36,716,395
                                               =============    =============     =============    =============     =============

NET ASSETS CONSIST OF:
   Par value (Note 3).....................     $      28,012    $      16,176     $       4,302    $      15,459     $       3,424
   Paid-in capital in excess of par value.       646,460,071      246,977,390        51,974,493      166,644,574        35,583,984
   Undistributed net investment income....         5,560,012        1,473,169            31,082           94,495            12,375
   Accumulated net realized gain (loss) on
     investments sold and futures contracts       41,772,214       10,696,823         9,609,432       (7,112,851)         (250,299)
   Unrealized appreciation (depreciation) of
     investments and futures contracts....        46,503,229      (28,504,075)       (8,693,141)       8,553,839         1,366,911
                                               -------------    -------------     -------------    -------------     -------------
TOTAL NET ASSETS:.........................     $ 740,323,538    $ 230,659,483     $  52,926,168    $ 168,195,516     $  36,716,395
                                               =============    =============     =============    =============     =============

SHARES OF BENFICIAL INTEREST OUTSTANDING..        28,012,294       16,175,742         4,301,841       15,458,502         3,423,504

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding)......     $       26.43    $       14.26     $       12.30    $       10.88     $       10.72
                                               =============    =============     =============    =============     =============



                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY FUND II


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)


                                                   LARGE             SMALL                              U.S.
                                                  COMPANY           COMPANY          UTILITY          TREASURY         MUNICIPAL
                                                INDEX FUND        INDEX FUND       INDEX FUND        INDEX FUND        BOND FUND
                                              --------------    -------------    --------------    -------------    --------------
INVESTMENT INCOME:
   Interest (Note 2)......................     $     179,790    $     137,462     $       3,498    $   4,932,688     $     765,879
   Dividends (Note 2).....................         5,551,464          985,494           944,036               --            20,807
   Less: foreign withholding tax..........           (47,089)              --                --               --                --
                                               -------------    -------------     -------------    -------------     -------------
     Total investment income..............         5,684,165        1,122,956           947,534        4,932,688           786,686
                                               -------------    -------------     -------------    -------------     -------------

EXPENSES:
   Investment advisory fee (Note 4).......           419,857          133,873            32,766           81,763            43,480
   Sub-account services fee (Note 4)......           343,678            8,601               548           18,519                --
   Administration fee (Note 4)............         1,259,572          401,619            98,296          245,290            60,873
   Trustees' fee (Note 4).................             6,211            1,947               502            1,107               225
   Miscellaneous..........................            38,434            2,275               609            1,418               274
                                               -------------    -------------     -------------    -------------     -------------
     Total expenses before reimbursement..         2,067,752          548,315           132,721          348,097           104,852
                                               -------------    -------------     -------------    -------------     -------------
     Less: reimbursement (Note 4).........            (7,973)          (1,947)             (502)          (1,904)             (225)
                                               -------------    -------------     -------------    -------------     -------------
     Total expenses net of reimbursement..         2,059,779          546,368           132,219          346,193           104,627
                                               -------------    -------------     -------------    -------------     -------------
NET INVESTMENT INCOME.....................         3,624,386          576,588           815,315        4,586,495           682,059
                                               -------------    -------------     -------------    -------------     -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ANDFUTURES
CONTRACTS (NOTE 2):
   Net realized gain on investments sold..        19,916,934        1,746,271         1,154,966          489,694           377,630
   Net realized loss on futures contracts.        (1,043,536)        (926,795)               --               --                --
   Net change in unrealized appreciation
     (depreciation) on investments
     and futures contracts*...............      (103,295,266)     (15,354,518)      (18,421,501)       2,869,404           124,127
                                               -------------    -------------     -------------    -------------     -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS.....................       (84,421,868)     (14,535,042)      (17,266,535)       3,359,098           501,757
                                               -------------    -------------     -------------    -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS.................     $ (80,797,482)   $ (13,958,454)    $ (16,451,220)   $   7,945,593     $   1,183,816
                                               =============    =============     =============    =============     =============

--------------------------------------------------------------------------------
* Change in unrealized appreciation (depreciation) does not include unrealized depreciation in connection with the acquisition of the Pillar Funds (see Note 10).



                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY FUND II


STATEMENTS OF CHANGES IN NET ASSETS



                                                               LARGE COMPANY INDEX FUND                SMALL COMPANY INDEX FUND
                                                           -------------------------------         -------------------------------
                                                             SIX MONTHS           YEAR               SIX MONTHS          YEAR
                                                         ENDED SEPTEMBER 30,      ENDED          ENDED SEPTEMBER 30,     ENDED
                                                                2001            MARCH 31,               2001           MARCH 31,
                                                             (UNAUDITED)          2001               (UNAUDITED)         2001
                                                           --------------    -------------         -------------    --------------

NET ASSETS AT BEGINNING OF PERIOD......................     $ 821,146,671   $1,065,129,367         $ 253,860,342     $ 279,913,660
                                                            -------------   --------------         -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................         3,624,386        7,386,996               576,588         1,299,472
   Net realized gain (loss) on investments sold
     and futures contracts.............................        18,873,398       67,905,617               819,476        34,265,442
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts     (103,295,266)    (304,912,869)          (15,354,518)      (41,610,278)
                                                            -------------   --------------         -------------     -------------
     Net increase (decrease) in net assets
       resulting from operations.......................       (80,797,482)    (229,620,256)          (13,958,454)       (6,045,364)
                                                            -------------   --------------         -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................                --       (7,299,347)                   --          (725,455)
   Net realized gain on investments and futures contracts              --     (102,231,319)                   --       (34,507,666)
                                                            -------------   --------------         -------------     -------------
     Total Dividends...................................                --     (109,530,666)                   --       (35,233,121)
                                                            -------------   --------------         -------------     -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................       100,308,484      210,768,694            15,666,641        20,672,092
   Issued to shareholders in reinvestment
     of dividends......................................                --       99,936,361                    --        33,438,738
   Cost of shares repurchased..........................      (100,334,135)    (215,536,829)          (24,909,046)      (38,885,663)
                                                            -------------   --------------         -------------     -------------
     Net increase (decrease) in net assets from
       share transactions .............................           (25,651)      95,168,226            (9,242,405)       15,225,167
                                                            -------------   --------------         -------------     -------------
     Net increase (decrease) in net assets.............       (80,823,133)    (243,982,696)          (23,200,859)      (26,053,318)
                                                            -------------   --------------         -------------     -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........     $ 740,323,538    $ 821,146,671         $ 230,659,483     $ 253,860,342
                                                            =============    =============         =============     =============

   (A) Undistributed net investment income.............     $   5,560,012    $   1,935,626         $   1,473,169     $     896,581
                                                            =============    =============         =============     =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................         3,383,714        5,559,469               998,789         1,180,335
   Issued to shareholders in reinvestment
     of dividends......................................                 -        3,018,383                    --         2,182,583
   Repurchased.........................................        (3,377,828)      (5,847,518)           (1,579,702)       (2,225,594)
                                                            -------------   --------------         -------------     -------------
     Net increase (decrease) in shares outstanding.....             5,886        2,730,334              (580,913)        1,137,324
                                                            =============    =============         =============     =============




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  UTILITY INDEX FUND                   U.S. TREASURY INDEX FUND
                                                           -------------------------------         -------------------------------
                                                             SIX MONTHS           YEAR               SIX MONTHS          YEAR
                                                         ENDED SEPTEMBER 30,      ENDED          ENDED SEPTEMBER 30,     ENDED
                                                                2001            MARCH 31,               2001           MARCH 31,
                                                             (UNAUDITED)          2001               (UNAUDITED)         2001
                                                           --------------    -------------         -------------    --------------


NET ASSETS AT BEGINNING OF PERIOD......................    $   68,795,094    $  49,977,403        $  163,619,394     $ 160,388,962
                                                           --------------    -------------        --------------     -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................           815,315        1,785,649             4,586,495         9,478,750
   Net realized gain (loss) on investments sold
     and futures contracts.............................         1,154,966       13,553,007               489,694          (107,264)
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts      (18,421,501)       2,735,432             2,869,404         8,538,693
                                                           --------------    -------------        --------------     -------------
     Net increase (decrease) in net assets
       resulting from operations.......................       (16,451,220)      18,074,088             7,945,593        17,910,179
                                                           --------------    -------------        --------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................          (820,165)      (1,802,196)           (4,586,495)       (9,478,750)
   Net realized gain on investments and futures contracts              --       (6,262,830)                   --                --
                                                           --------------    -------------        --------------     -------------
     Total Dividends...................................          (820,165)      (8,065,026)           (4,586,495)       (9,478,750)
                                                           --------------    -------------        --------------     -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................         7,706,441       40,829,116            15,097,646        39,715,701
   Issued to shareholders in reinvestment
     of dividends......................................           740,681        7,468,850             3,378,650         6,814,027
   Cost of shares repurchased..........................        (7,044,663)     (39,489,337)          (17,259,272)      (51,730,725)
                                                           --------------    -------------        --------------     -------------
     Net increase (decrease) in net assets from
       share transactions .............................         1,402,459        8,808,629             1,217,024        (5,200,997)
                                                           --------------    -------------        --------------     -------------
     Net increase (decrease) in net assets.............       (15,868,926)      18,817,691             4,576,122         3,230,432
                                                           --------------    -------------        --------------     -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........    $   52,926,168    $  68,795,094         $ 168,195,516    $  163,619,394
                                                           ==============    =============         =============    ==============

   (A) Undistributed net investment income.............    $       31,082    $      35,932         $      94,495    $       94,495
                                                           ==============    =============         =============    ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................           481,621        2,386,790             1,423,614         3,839,732
   Issued to shareholders in reinvestment
     of dividends......................................            53,179          445,694               318,369           659,463
   Repurchased.........................................          (452,495)      (2,364,943)           (1,628,336)       (4,981,519)
                                                           --------------    -------------        --------------     -------------
     Net increase (decrease) in shares outstanding.....            82,305          467,541               113,647          (482,324)
                                                           ==============    =============         =============    ==============

[table continued]

                                                                   MUNICIPAL BOND FUND
                                                            ---------------------------------
                                                              SIX MONTHS             YEAR
                                                          ENDED SEPTEMBER 30,        ENDED
                                                                 2001              MARCH 31,
                                                              (UNAUDITED)            2001
                                                            --------------      -------------


NET ASSETS AT BEGINNING OF PERIOD......................     $  33,238,674       $  27,769,061
                                                            -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
   Net investment income...............................           682,059           1,383,923
   Net realized gain (loss) on investments sold
     and futures contracts.............................           377,630             112,185
   Net change in unrealized appreciation
     (depreciation) of investments and futures contracts          124,127           1,310,640
                                                            -------------       -------------
     Net increase (decrease) in net assets
       resulting from operations.......................         1,183,816           2,806,748
                                                            -------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income...............................          (682,059)         (1,383,923)
   Net realized gain on investments and futures contracts              --                  --
                                                            -------------       -------------
     Total Dividends...................................          (682,059)         (1,383,923)
                                                            -------------       -------------

SHARE TRANSACTIONS:
   Net proceeds from sales of shares...................         4,985,688          11,595,897
   Issued to shareholders in reinvestment
     of dividends......................................           336,568             676,392
   Cost of shares repurchased..........................        (2,346,292)         (8,225,501)
                                                            -------------       -------------
     Net increase (decrease) in net assets from
       share transactions .............................         2,975,964           4,046,788
                                                            -------------       -------------
     Net increase (decrease) in net assets.............         3,477,721           5,469,613
                                                            -------------       -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........    $   36,716,395       $  33,238,674
                                                           ==============       =============

   (A) Undistributed net investment income.............    $      12,375        $      12,375
                                                           ==============       =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold................................................           471,705           1,134,848
   Issued to shareholders in reinvestment
     of dividends......................................            31,755              65,709
   Repurchased.........................................          (221,556)           (799,155)
                                                            -------------       -------------
     Net increase (decrease) in shares outstanding.....           281,904             401,402
                                                           ==============       =============

LARGE COMPANY INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                SIX MONTHS ENDED
                                                  SEPTEMBER 30,
                                                      2001                             YEARS ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                 (UNAUDITED)       2001          2000          1999           1998          1997
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Net Asset Value, Beginning of period..........   $     29.32   $      42.14  $      36.90  $      31.92  $      23.09  $      20.06
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................          0.13           0.26          0.32          0.35          0.40          0.43
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....         (3.02)         (8.85)         5.93          5.38         10.23          3.41
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total from Investment Operations.......         (2.89)         (8.59)         6.25          5.73         10.63          3.84
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......            --          (0.26)        (0.33)        (0.36)        (0.44)        (0.38)
   Dividends from net realized capital gains..            --          (3.97)        (0.68)        (0.39)        (1.36)        (0.43)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total Dividends........................            --          (4.23)        (1.01)        (0.75)        (1.80)        (0.81)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....         (2.89)        (12.82)         5.24          4.98          8.83          3.03
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of period................   $     26.43   $      29.32  $      42.14  $      36.90  $      31.92  $      23.09
                                                 ===========   ============  ============  ============  ============  ============

Total Return..................................         (9.86)%**     (21.54)%       17.20%        18.15%        47.29%        19.32%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)...........    $  740,324   $    821,147   $  1,065,129 $    828,899  $    626,740  $    421,652
Ratios to average net assets:
   Net investment income including
     reimbursement............................          0.86%*         0.74%         0.88%         1.11%         1.44%         2.19%
   Operating expenses including
     reimbursement............................          0.49%*         0.47%         0.47%         0.47%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................          0.49%*         0.48%         0.47%         0.47%         0.40%         0.40%
Portfolio turnover rate.......................             6%**          15%           12%            3%            3%           11%


--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2001 (unaudited) and the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.13, $0.26, $0.32, $0.35, $0.40 and $0.43, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,
                                                     2001                              YEARS ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                 (UNAUDITED)      2001          2000          1999           1998*         1997
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Net Asset Value, Beginning of period..........   $     15.15   $      17.92  $      15.22  $      20.73  $      22.64  $      22.30
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................          0.04           0.07          0.09          0.10          0.27          0.38
   Net realized and unrealized gain (loss)
     on investments and futures contracts.....         (0.93)         (0.47)         4.31         (4.04)         7.64          1.76
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total from Investment Operations.......         (0.89)         (0.40)         4.40         (3.94)         7.91          2.14
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......            --          (0.04)        (0.09)        (0.09)        (0.33)        (0.34)
   Dividends from net realized capital gains..            --          (2.33)        (1.61)        (1.48)        (9.49)        (1.46)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total Dividends........................            --          (2.37)        (1.70)        (1.57)        (9.82)        (1.80)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....         (0.89)         (2.77)         2.70         (5.51)        (1.91)         0.34
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of period................   $     14.26   $      15.15  $      17.92  $      15.22  $      20.73  $      22.64
                                                 ===========   ============  ============  ============  ============  ============

Total Return..................................         (5.87)%***     (2.33)%       30.52%       (19.19)%       41.22%         9.60%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)...........      $230,659      $ 253,860     $ 279,914     $ 259,903     $ 399,162     $ 309,474
Ratios to average net assets:
   Net investment income including
     reimbursement............................          0.43%**        0.48%         0.53%         0.56%         0.97%         1.59%
   Operating expenses including
     reimbursement............................          0.41%**        0.41%         0.41%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................          0.41%**        0.41%         0.41%         0.41%         0.40%         0.40%
Portfolio turnover rate.......................            12%***         41%           36%           22%           99%            8%


--------------------------------------------------------------------------------
* At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company(TM) Index to the Standard & Poor's(R) SmallCap 600 Stock Price Index.
**   Annualized
***  Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2001 (unaudited) and the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.04, $0.07, $0.09, $0.10, $0.27 and $0.38, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

UTILITY INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              SIX MONTHS ENDED
                                                SEPTEMBER 30,
                                                    2001                               YEARS ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                 (UNAUDITED)       2001          2000          1999           1998*         1997
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Net Asset Value, Beginning of period..........   $     16.30   $      13.32  $      13.35  $      14.18  $      11.42  $      12.03
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................          0.19           0.44          0.50          0.53          0.54          0.49
   Net realized and unrealized gain (loss)
      on investments                                   (4.00)          4.56          0.43         (0.71)         3.71         (0.09)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total from Investment Operations.......         (3.81)          5.00          0.93         (0.18)         4.25          0.40
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......         (0.19)         (0.45)        (0.51)        (0.51)        (0.60)        (0.46)
   Dividends from net realized capital gains..            --          (1.57)        (0.45)        (0.14)        (0.82)        (0.55)
   Return of capital..........................            --             --            --            --         (0.07)           --
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total Dividends........................         (0.19)         (2.02)        (0.96)        (0.65)        (1.49)        (1.01)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....         (4.00)          2.98         (0.03)        (0.83)         2.76         (0.61)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of period................   $     12.30   $      16.30  $      13.32  $      13.35  $      14.18  $      11.42
                                                 ===========   ============  ============  ============  ============  ============

Total Return..................................        (23.54)%***     37.57%         7.52%        (1.53)%       39.07%        3.46%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)...........   $    52,926   $     68,795  $     49,977  $     55,131  $     55,864  $     45,582
Ratios to average net assets:
   Net investment income including
     reimbursement............................          2.49%**        2.75%         3.61%         3.72%         4.24%         3.96%
   Operating expenses including
     reimbursement............................          0.40%**        0.40%         0.40%         0.40%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................          0.40%**        0.41%         0.40%         0.40%         0.40%         0.40%
Portfolio turnover rate.......................            10%***         65%           19%            8%           72%          170%


--------------------------------------------------------------------------------
* At a Special Meeting of Shareholders of the Utility Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell 1000(TM) Utility Index to the Standard & Poor's(R) Utilities Composite Index.
**   Annualized
***  Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2001 (unaudited) and the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.19, $0.44, $0.50, $0.53, $0.54 and $0.49, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

U.S. TREASURY INDEX FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               SIX MONTHS ENDED
                                                SEPTEMBER 30,
                                                    2001                               YEARS ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                 (UNAUDITED)       2001          2000          1999           1998          1997
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Net Asset Value, Beginning of period..........   $     10.66   $      10.13  $      10.54  $      10.50  $       9.99  $      10.24
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................          0.30           0.61          0.61          0.61          0.63          0.64
   Net realized and unrealized gain (loss)
      on investments .........................          0.22           0.53         (0.38)         0.05          0.51         (0.25)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total from Investment Operations.......          0.52           1.14          0.23          0.66          1.14          0.39
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......         (0.30)         (0.61)        (0.64)        (0.62)        (0.63)        (0.64)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total Dividends........................         (0.30)         (0.61)        (0.64)        (0.62)        (0.63)        (0.64)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....          0.22           0.53         (0.41)         0.04          0.51         (0.25)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of period................   $     10.88   $      10.66  $      10.13  $      10.54  $      10.50  $       9.99
                                                 ===========   ============  ============  ============  ============  ============

Total Return..................................          4.96%**       11.60%         2.39%         6.38%        11.72%         3.91%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)...........   $   168,196   $    163,619  $    160,389  $    202,420  $    118,368  $    111,313
Ratios to average net assets:
   Net investment income including
     reimbursement............................          5.61%*         5.90%         5.95%         5.77%         6.12%         6.31%
   Operating expenses including
     reimbursement............................          0.42%*         0.42%         0.41%         0.41%         0.40%         0.40%
   Operating expenses excluding
     reimbursement............................          0.42%*         0.42%         0.41%         0.41%         0.40%         0.40%
Portfolio turnover rate.......................            26%**          53%           56%           70%           79%           39%


--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2001 (unaudited) and the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.30, $0.61, $0.61, $0.61, $0.63 and $0.64, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL BOND FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               SIX MONTHS ENDED
                                                 SEPTEMBER 30,
                                                    2001                               YEARS ENDED MARCH 31,
                                                               --------------------------------------------------------------------
                                                 (UNAUDITED)       2001          2000          1999           1998          1997
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Net Asset Value, Beginning of period..........   $     10.58   $      10.13  $      10.59  $      10.51  $      10.15  $      10.20
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Income from Investment Operations:
   Net investment income(1)...................          0.21           0.45          0.44          0.46          0.47          0.47
   Net realized and unrealized gain (loss)
     on investments...........................          0.14           0.45         (0.45)         0.08          0.36         (0.05)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total from Investment Operations.......          0.35           0.90         (0.01)         0.54          0.83          0.42
                                                 -----------   ------------  ------------  ------------  ------------  ------------

Less Dividends:
   Dividends from net investment income.......         (0.21)         (0.45)        (0.45)        (0.46)        (0.47)        (0.47)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
       Total Dividends........................         (0.21)         (0.45)        (0.45)        (0.46)        (0.47)        (0.47)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net asset value....          0.14           0.45         (0.46)         0.08          0.36         (0.05)
                                                 -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of period................   $     10.72   $      10.58  $      10.13  $      10.59  $      10.51  $      10.15
                                                 ===========   ============  ============  ============  ============  ============

Total Return..................................          3.34%**        9.15%        (0.05)%        5.20%         8.29%         4.15%

Ratios/Supplemental Data:
Net assets, End of period (in 000s)...........   $    36,716   $     33,239  $     27,769  $     21,607  $     18,147  $     19,921
Ratios to average net assets:
   Net investment income including
     reimbursement............................          3.92%*         4.43%         4.28%         4.31%         4.49%         4.57%
   Operating expenses including
     reimbursement............................          0.60%*         0.60%         0.60%         0.60%         0.60%         0.60%
   Operating expenses excluding
     reimbursement............................          0.60%*         0.61%         0.60%         0.60%         0.60%         0.60%
Portfolio turnover rate.......................            48%**          95%           38%           43%           28%            7%



--------------------------------------------------------------------------------
*    Annualized
**   Not annualized
(1) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the six months ended September 30, 2001 (unaudited) and the years ended March 31, 2001, 2000, 1999, 1998 and 1997 was $0.21, $0.45, $0.44, $0.46, $0.47 and $0.47, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.   ORGANIZATION:

Galaxy Fund II ("Galaxy II" or the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered five managed investment portfolios. The accompanying financial statements and financial highlights are those of the Large Company Index Fund, the Small Company Index Fund, the Utility Index Fund, the U.S. Treasury Index Fund, and the Municipal Bond Fund (individually a "Fund," collectively the "Funds").

2.   SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

PORTFOLIO VALUATION: Listed investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees at the last quoted sale price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which last sales prices are not available are valued at the closing bid price in the principal market where such securities trade. U.S. Government securities (other than short-term investments) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Debt securities of U.S. issuers (other than U.S. Government securities and short-term securities), including municipal securities, are valued at the mean between the quoted bid price and the asked price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued based on fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FUTURES CONTRACTS: Each Fund, except the U.S. Treasury Index Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the identified cost method. Interest income and expenses are recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

INCOME RECOGNITION: In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide, which is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, will require investment companies to amortize premiums and discounts on fixed income securities. The Trust currently does not amortize premiums and discounts on fixed income securities other than money market securities. Accordingly, those Funds affected will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The Funds will adjust net investment income and offset such adjustment to unrealized appreciation (depreciation) on securities, as a result of which there will not be any impact on total net assets. At this time, the Trust has not completed its analysis of this adjustment.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Index Fund and the Municipal Bond Fund, declared and paid quarterly for the Utility Index Fund and declared and paid annually for the Small Company Index Fund and the Large Company Index Fund. Net realized capital gains, if any, are distributed at least annually. Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending March 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal tax provision is recorded.

REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including

NOTES TO FINANCIAL STATEMENTS


accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

3.   SHARES OF BENEFICIAL INTEREST:

The Trust's Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, with a $0.001 par value per share. The Trust's shares are classified into five series.

4.   INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS:

The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides advisory services for a fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.25% of the average daily net assets of the Municipal Bond Fund.

The Trust and Fleet National Bank (the "Administrator"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an administration agreement. Under the agreement, the Administrator is responsible for the payment of all expenses of the Funds, except the fees and expenses of the Trustees who are not interested persons of the Trust, brokerage fees and commissions, interest on borrowings, taxes, annual sub-account fees payable with respect to shares of the Funds held by defined contribution plans, and such extraordinary, non-recurring expenses as may arise, including litigation, to which the Trust may be a party. For its services as administrator, the Administrator receives a fee at an annual rate of 0.30% of the average daily net assets of each of the Large Company Index, Small Company Index, Utility Index and U.S. Treasury Index Funds, and 0.35% of the average daily net assets of the Municipal Bond Fund.

The Administrator has entered into a sub-administration agreement with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), under which PFPC Inc. provides administrative, accounting and transfer agent services to the Trust. The Administrator bears the fees of PFPC Inc. for serving in this capacity. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed its name to PFPC Inc.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

The Trust and PFPC Inc. may enter into agreements with one or more entities, including the Administrator and affiliates of the Investment Advisor, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to shares of the Funds held by defined contribution plans. Such entities are compensated by PFPC Inc. for the Sub-Account Services and in connection therewith the Funds pay PFPC Inc. out-of-pocket transfer agency expenses (i.e. sub-account services fees) in an amount equal to these fees. For the six months ended September 30, 2001, the Administrator reimbursed sub-account service fees in the amount of $1,762 and $797 for the Large Company Index Fund and U.S. Treasury Index Fund, respectively.

Certain officers of the Trust are officers of PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and The Galaxy VIP Fund ("VIP") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to September 8, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, Galaxy and VIP, an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and VIP are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and VIP based on their relative net assets.

NOTES TO FINANCIAL STATEMENTS


Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

PFPC Inc. voluntarily agreed to reimburse the Funds for Trustees' fees. For the six months ended September 30, 2001, the Trustees' fees that were reimbursed were $6,211 for the Large Company Index Fund, $1,947 for the Small Company Index Fund, $502 for the Utility Index Fund, $1,107 for the U.S. Treasury Index Fund, and $225 for the Municipal Bond Fund. PFPC Inc., at its discretion, may revise or discontinue the voluntary expense reimbursement at any time.


5.   SECURITIES TRANSACTIONS:

The cost of purchases and the proceeds from sales of securities (excluding short-term investments and futures contracts) for the six months ended September 30, 2001 for each Fund were as follows:

                                      U.S. GOVERNMENT                           OTHER INVESTMENT
                                         SECURITIES                                SECURITIES
                                 ----------------------------              ---------------------------
                                   PURCHASES         SALES                   PURCHASES         SALES
                                 -----------      ----------               ------------      ---------
Large Company Index...........   $         --    $        --             $ 51,038,239      $52,997,976
Small Company Index...........             --             --               30,122,663       37,584,173
Utility Index.................             --             --                9,315,167        7,871,138
U.S. Treasury Index...........     43,563,416     42,014,722                       --               --
Municipal Bond................             --             --               18,344,639       16,312,019

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at September 30, 2001 for each Fund were as follows:

                                     COST         APPRECIATION        (DEPRECIATION)            NET
                                ----------------------------------------------------------------------
Large Company Index .........   $ 695,729,080    $ 167,289,604      $ (120,978,560)       $ 46,311,044
Small Company Index .........     259,116,074       37,540,184         (65,956,669)        (28,416,485)
Utility Index ...............      61,570,864        3,397,004         (12,090,145)         (8,693,141)
U.S. Treasury Index .........     157,850,018        8,712,390            (158,551)          8,553,839
Municipal Bond ..............      36,468,626        1,366,911                  --           1,366,911




6.   CAPITAL LOSS CARRYFORWARD:

At March 31, 2001, the following Funds had capital loss carryforwards:

                             CAPITAL LOSS      EXPIRATION
                             CARRYFORWARD         DATE
                             ------------      ---------
U.S. Treasury Index......    $2,863,608           2003
                                548,015           2004
                              1,821,144           2008
                              1,869,394           2009
Municipal Bond...........       352,520           2003
                                203,341           2004
                                 72,068           2008

7.   FINANCIAL INSTRUMENTS:

The Large Company Index, Small Company Index and Utility Index Funds may enter into stock index futures contracts that are traded on a national exchange. These Funds will enter into stock index futures contracts only for bona fide hedging purposes or as otherwise permitted by the Commodities Futures Trading Commission ("CFTC"). If permitted, these Funds may use stock index futures to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a stock index futures contract is priced more attractively than the securities in the underlying index. The Municipal Bond Fund may enter into interest rate futures contracts and municipal bond index futures contracts only for bona fide hedging purposes or as otherwise permitted by CFTC regulations. In addition, the Municipal Bond Fund may purchase put or call options on

NOTES TO FINANCIAL STATEMENTS


interest rate and municipal bond index futures contracts, which are traded on a United States exchange, as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will segregate assets to cover its commitments on purchased futures contracts.

Risks associated with using financial instruments such as futures as a hedge include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or the inability of counterparties to perform under the terms of the contract.

8.   CONCENTRATION OF CREDIT RISK:

The Utility Index Fund concentrates its investments in the utility industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

9.   LINE OF CREDIT:

Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

10.  ACQUISITION OF THE PILLAR FUNDS:

On April 2, 2001, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of one portfolio of the Pillar Funds. Pursuant to the Agreement, all of the assets and liabilities of the Pillar Equity Index Fund were transferred to the Galaxy II Large Company Index Fund in exchange for 980,459 Shares of the Galaxy II Large Company Index Fund. In related transactions, the assets and liabilities of the other Pillar Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purposes, was completed on August 20, 2001, following the approval of the reorganization by the Pillar Fund shareholders. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation (Depreciation) associated with the transaction:




                                                    BEFORE                                  AFTER
                                                  ACQUISITION                            ACQUISITION
                                         ---------------------------------------     -----------------
                                              GALAXY II              PILLAR               GALAXY II
                                            LARGE COMPANY         EQUITY INDEX          LARGE COMPANY
                                             INDEX FUND               FUND               INDEX FUND
                                         -----------------     -----------------     -----------------
Net Assets ..........................    $     811,767,685     $      28,876,019     $     840,643,704
Shares Outstanding ..................           27,561,289             2,610,406            28,541,748
Net Asset Value, per share ..........    $           29.45     $              --     $           29.45
Class A Net Asset Value, per share ..    $              --     $           11.14     $              --
Class I Net Asset Value, per share ..    $              --     $           11.31     $              --
Class B Net Asset Value, per share ..    $              --     $           10.95     $              --
Unrealized Appreciation/(Depreciation)   $     141,445,357     $        (706,833)    $     140,738,524

[graphic omitted]                                         PRESORTED
Galaxy                                                    STANDARD
Funds                                                     POSTAGE PAID
                                                          PERMIT NO. 105
                                                          NORTH READING, MA
P.O. Box 6520
Providence, RI 02940-6520





SANGALII (12/01/01)